Morgan Stanley                                               [BEAR STEARNS LOGO]

                                   ----------
                                      TOP25
                                   ----------

                                 $1,401,006,000
                                  (APPROXIMATE)

                          MORGAN STANLEY CAPITAL I INC.
                                  AS DEPOSITOR

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                     BEAR STEARNS COMMERCIAL MORTGAGE, INC.
                      PRINCIPAL COMMERCIAL FUNDING II, LLC
                      MORGAN STANLEY MORTGAGE CAPITAL INC.
                            AS MORTGAGE LOAN SELLERS

                                   ----------

                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-TOP25

                                   ----------

                                 JANUARY 5, 2007

MORGAN STANLEY                                          BEAR, STEARNS & CO. INC.
CO-LEAD BOOKRUNNING MANAGER                          CO-LEAD BOOKRUNNING MANAGER

--------------------------------------------------------------------------------
                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov.
Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-718-1649.

     IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of, or attached to, the email communication to which this material may have been attached are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another email system.
--------------------------------------------------------------------------------

                          $1,401,006,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-TOP25

TRANSACTION FEATURES

o    Sellers:

                                                NO. OF MORTGAGE   NO. OF MORTGAGED   AGGREGATE CUT-OFF      % BY AGGREGATE
LOAN SELLERS                                         LOANS           PROPERTIES       DATE BALANCE ($)   CUT-OFF DATE BALANCE
-----------------------------------------------------------------------------------------------------------------------------

Wells Fargo Bank, National Association                 97                 99              469,400,837            30.2
Bear Stearns Commercial Mortgage, Inc.                 27                 29              387,647,782            24.9
Principal Commercial Funding II, LLC                   38                 41              329,133,538            21.2
Morgan Stanley Mortgage Capital Inc.                   41                 43              321,582,198            20.7
Principal Commercial Funding II, LLC / Morgan
Stanley Mortgage Capital Inc.                           1                  1               46,750,000             3.0
-----------------------------------------------------------------------------------------------------------------------------
   TOTAL:                                             204                213           $1,554,514,355           100.0%
-----------------------------------------------------------------------------------------------------------------------------

o    Loan Pool:

     o    Average Cut-off Date Balance: $7,620,168

     o    Largest Mortgage Loan by Cut-off Date Balance: $95,200,000

     o    Five largest and ten largest loans: 22.7% and 36.3% of pool, respectively

o    Property Types:

   [THE FOLLOWING TABLE WAS REPRESENTED BY PIE CHART IN THE PRINTED MATERIAL]

Retail              41.5%
Office              14.6%
Hospitality         13.9%
Multifamily         13.6%
Industrial           4.5%
Other*               3.4%
Self Storage         3.3%
Manufactured
Housing Community    2.8%
Mixed Use            2.5%

*    "Other" includes Leased Fee and other property types.

o    Credit Statistics:

     o    Weighted average current debt service coverage ratio of 1.79x

     o    Weighted average post IO debt service coverage ratio of 1.72x

     o    Weighted average current loan-to-value ratio of 62.4%; weighted average balloon loan-to-value ratio of 57.6%

o    Call Protection:

     o    131 loans (58.6% of the pool) have a lockout period ranging from 24 to
          40 payments from origination, then defeasance provisions;

     o    38 loans (14.1% of the pool) have a lockout period ranging from 23 to
          35 payments from origination, then permit a prepayment with the greater of yield maintenance and a prepayment premium of 1.0%;

     o    30 loans (11.8% of the pool) have a lockout period ranging from 25 to
          35 payments from origination, then permit a prepayment with the greater of yield maintenance and a prepayment premium of 1.0%, and also permit defeasance at least two years following securitization;

     o    1 loan (6.1% of the pool) permits a prepayment with the yield maintenance for the first 25 payments following origination, followed by prepayment with yield maintenance and also permits defeasance;

     o    1 loan (4.6% of the pool) has a lockout period of 23 payments from origination, then permits prepayment with the greater of yield maintenance and a prepayment premium of 1% for the next 90 payments, followed by prepayment with yield maintenance;

     o    1 loan (3.5% of the pool) permits a prepayment with the greater of yield maintenance and a prepayment premium of 3% for 36 payments following origination, followed by prepayment with the greater or yield maintenance and a prepayment premium of 1%; and

     o    2 loans (1.2% of the pool) permit a prepayment with the greater of yield maintenance and a prepayment premium of 1%.

o    Collateral Information Updates: Updated loan information is expected to be part of the monthly certificateholder reports available from the Paying
     Agent in addition to detailed payment and delinquency information.
     Information provided by the Paying Agent is expected to be available at
     www.ctslink.com/cmbs. Updated annual property operating and occupancy information, to the extent delivered by borrowers, is expected to be available to Certificateholders from the Master Servicer through the Paying
     Agent's website at www.ctslink.com/cmbs.

o    Bond Information: Cash flows are expected to be modeled by TREPP and INTEX and are expected to be available on BLOOMBERG.

o    Lehman Aggregate Bond Index: It is expected that this transaction will be included in the Lehman Aggregate Bond Index.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                       T-2

                          $1,401,006,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-TOP25

OFFERED CERTIFICATES

                                                                                     EXPECTED     APPROXIMATE
       APPROXIMATE INITIAL  APPROXIMATE      RATINGS                                   FINAL        INITIAL      CERTIFICATE
           CERTIFICATE         CREDIT    (MOODY'S/FITCH    AVERAGE     PRINCIPAL   DISTRIBUTION  PASS-THROUGH   PRINCIPAL TO
CLASS     BALANCE(1)(2)      SUPPORT(3)      /DBRS)      LIFE(4)(5)  WINDOW(4)(6)     DATE(4)       RATE(7)    VALUE RATIO(8)
-----------------------------------------------------------------------------------------------------------------------------

 A-1       $ 65,000,000       27.000%      Aaa/AAA/AAA      3.57         1-59       12/12/2011%           45.57%
A-1A       $145,395,000       27.000%      Aaa/AAA/AAA      9.19         1-119      12/12/2016%           45.57%
 A-2       $ 77,700,000       27.000%      Aaa/AAA/AAA      6.76         81-82      11/12/2013%           45.57%
A-AB       $ 62,300,000       27.000%      Aaa/AAA/AAA      7.37         59-113     06/12/2016%           45.57%
 A-3       $784,400,000       27.000%      Aaa/AAA/AAA      9.79        113-119     12/12/2016%           45.57%
 A-M       $155,451,000       17.000%      Aaa/AAA/AAA      9.90        119-120     01/12/2017%           51.81%
 A-J       $110,760,000        9.875%      Aaa/AAA/AAA      9.95        120-120     01/12/2017%           56.26%

PRIVATE CERTIFICATES(9)

         APPROXIMATE
           INITIAL
         CERTIFICATE                                                                  EXPECTED     APPROXIMATE
         BALANCE OR    APPROXIMATE       RATINGS                                        FINAL        INITIAL     CERTIFICATE
          NOTIONAL        CREDIT       (MOODY'S/FITCH      AVERAGE      PRINCIPAL   DISTRIBUTION  PASS-THROUGH   PRINCIPAL TO
CLASS      AMOUNT(1)     SUPPORT           /DBRS)         LIFE(4)(5)  WINDOW(4)(6)     DATE(4)       RATE(7)    VALUE RATIO(8)
------------------------------------------------------------------------------------------------------------------------------

X(10)  $1,554,514,355        --          Aaa/AAA/AAA           --           --           --             %               --
  B    $   27,204,000     8.125%          Aa2/AA/AA          9.95        120-120     01/12/2017%            57.35%
  C    $   11,658,000     7.375%      Aa3/AA-/AA (low)       9.95        120-120     01/12/2017%            57.82%
  D    $   25,261,000     5.750%           A2/A/A            9.95        120-120     01/12/2017%            58.83%
  E    $   11,659,000     5.000%        A3/A-/A (low)        9.95        120-120     01/12/2017%            59.30%
  F    $   13,602,000     4.125%    Baa1/BBB+/BBB (high)     9.95        120-120     01/12/2017%            59.85%
  G    $   13,602,000     3.250%        Baa2/BBB/BBB         9.95        120-120     01/12/2017%            60.40%
  H    $   11,659,000     2.500%     Baa3/BBB-/BBB (low)     9.95        120-120     01/12/2017%            60.86%
J - P  $   38,863,355        --              --                --           --           --            --               --

Notes:   (1)   As of January 1, 2007. In the case of each such Class, subject to a permitted variance of plus or minus 5%.

         (2)   For purposes of making distributions to the Class A-1, Class
               A-1A, Class A-2, Class A-AB and Class A-3 certificates, the pool of mortgage loans will be deemed to consist of two distinct loan groups, Loan Group 1 and Loan Group 2. Loan Group 1 will consist of 172 Mortgage loans, representing approximately 90.6% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date. Loan Group 2 will consist of 32 mortgage loans, representing approximately 9.4% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date.
               Loan Group 2 will include approximately 57.2% of the aggregate principal balance of all the mortgage loans secured by
               multifamily properties and manufactured housing community
               properties. Generally, the Class A-1, Class A-2, Class A-AB and
               Class A-3 certificates will only be entitled to receive
               distributions of principal collected or advanced in respect of mortgage loans in Loan Group 1 until the certificate principal balance of the Class A-1A certificates has been reduced to zero, and the Class A-1A certificates will only be entitled to receive distributions of principal collected or advanced in respect of mortgage loans in Loan Group 2 until the certificate principal balances of the Class A-1, Class A-2, Class A-AB and Class A-3
               certificates have been reduced to zero. However, on or after any distribution date on which the certificate principal balances of the Class A-M through Class P certificates have been reduced to zero, or the aggregate appraisal reduction is greater than the aggregate certificate principal balances of such classes,
               distributions of principal collected or advanced in respect of the entire pool of mortgage loans will be distributed to the
               Class A-1, Class A-2, Class A-AB, Class A-3and Class A-1A
               certificates, pro rata without regard to loan groups.

         (3)   The percentages indicated under the column "Approximate Credit
               Support" with respect to the Class A-1, A-1A, A-2, A-AB and A-3
               Certificates represent the approximate credit support for the
               Class A-1, A-1A, A-2, A-AB and A-3 Certificates in the aggregate.

         (4)   Based on the Structuring Assumptions, assuming 0% CPR, described in the Free Writing Prospectus, dated January, 2007, to accompany the Prospectus dated March 14, 2006 (the "Free Writing
               Prospectus").

         (5)   Average life is expressed in terms of years.

         (6)   Principal window is the period (expressed in terms of months and commencing with the month of February 2007) during which
               distributions of principal are expected to be made to the holders of each designated Class.

         (7)   The Class A-1, A-1A, A-2, A-AB, A-3, A-M, A-J, B, C, D, E, F, G
               and H Certificates will each accrue interest at either (i) a fixed rate, (ii) a fixed rate subject to a cap at the weighted average net mortgage rate or (iii) a rate equal to the weighted average net mortgage rate less a specified percentage, which percentage may be zero. The Class X Certificates will accrue interest at a variable rate as described herein.

         (8)   Certificate Principal to Value Ratio is calculated by dividing each Class's Certificate Balance and the Certificate Balances of
               all Classes (if any) that are senior to such Class by the
               quotient of the aggregate pool balance and the weighted average pool loan to value ratio. The Class A-1, A-1A, A-2, A-AB and A-3
               Certificate Principal to Value Ratios are calculated based upon the aggregate of the Class A-1, A-1A, A-2, A-AB and A-3
               Certificate Balances.

         (9)   Not offered pursuant to the Prospectus and Free Writing
               Prospectus. Certificates to be offered privately pursuant to Rule
               144A. Information provided herein regarding the characteristics of these certificates is provided only to enhance understanding of the offered certificates.

         (10)  The Class X Notional Amount will at all times be equal to the aggregate of the certificate balances of the classes of principal balance certificates.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                       T-3

                          $1,401,006,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-TOP25

I.   ISSUE CHARACTERISTICS

ISSUE TYPE:                      Public: Classes A-1, A-1A, A-2, A-AB, A-3, A-M
                                 and A-J (the "Offered Certificates")

                                 Private (Rule 144A): Classes X, B, C, D, E, F,
                                 G, H, J, K, L, M, N, O and P

SECURITIES OFFERED:              $1,401,006,000 monthly pay, multi-class,
                                 commercial mortgage REMIC Pass-Through
                                 Certificates, including seven principal and
                                 interest classes (Classes A-1, A-1A, A-2, A-AB,
                                 A-3, A-M and A-J)

SELLERS:                         Wells Fargo Bank, National Association, Bear
                                 Stearns Commercial Mortgage, Inc., Principal
                                 Commercial Funding II, LLC and Morgan Stanley
                                 Mortgage Capital Inc.

CO-LEAD BOOKRUNNING MANAGERS:    Morgan Stanley & Co. Incorporated and Bear,
                                 Stearns & Co. Inc.

MASTER SERVICER:                 Wells Fargo Bank, National Association

PRIMARY SERVICERS:               Principal Global Investors, LLC (with respect
                                 to the individual loans sold by Principal
                                 Commercial Funding II, LLC, including the 436
                                 North Bedford Drive Mortgage Loan, which was
                                 co-originated with Morgan Stanley Mortgage
                                 Capital Inc.); Wells Fargo Bank, National
                                 Association (with respect to the individual
                                 loans sold by it, Morgan Stanley Mortgage
                                 Capital Inc., and Bear Stearns Commercial
                                 Mortgage, Inc.).

SPECIAL SERVICER:                ARCap Servicing, Inc.

TRUSTEE:                         LaSalle Bank National Association

PAYING AGENT AND REGISTRAR:      Wells Fargo Bank, National Association

CUT-OFF DATE:                    January 1, 2007. For purposes of the
                                 information contained in this term sheet,
                                 scheduled payments due in January 2007 with
                                 respect to mortgage loans not having payment
                                 dates on the first day of each month have been
                                 deemed received on January 1, 2007, not the
                                 actual day on which such scheduled payments
                                 were due.

EXPECTED CLOSING DATE:           On or about January 31, 2007

DISTRIBUTION DATES:              The 12th of each month, commencing in February
                                 2007 (or if the 12th is not a business day, the
                                 next succeeding business day)

ADVANCING:                       The Master Servicer is required to advance
                                 delinquent monthly mortgage payments to the
                                 extent recoverable. If the Master Servicer
                                 determines that a previously made advance is
                                 not recoverable, the Master Servicer will
                                 reimburse itself from the Certificate Account
                                 for the amount of the advance, plus interest.
                                 The reimbursement will be taken first from
                                 principal distributable on the Certificates and
                                 then interest. The Master Servicer has
                                 discretion to defer to later periods any
                                 reimbursements that would be taken from
                                 interest on the Certificates.

MINIMUM DENOMINATIONS:           $25,000 for the Class A-1, A-1A, A-2, A-AB,
                                 A-3, A-M and A-J Certificates; with investments
                                 in excess of the minimum denominations made in
                                 multiples of $1

SETTLEMENT TERMS:                DTC, Euroclear and Clearstream, same day funds,
                                 with accrued interest

LEGAL/REGULATORY STATUS:         Classes A-1, A-1A, A-2, A-AB, A-3, A-M and A-J
                                 are expected to be eligible for exemptive
                                 relief under ERISA. No Class of Certificates is
                                 SMMEA eligible.

RISK FACTORS:                    THE CERTIFICATES INVOLVE CERTAIN RISKS AND MAY
                                 NOT BE SUITABLE FOR ALL INVESTORS. SEE THE
                                 "RISK FACTORS" SECTION OF THE FREE WRITING
                                 PROSPECTUS AND THE "RISK FACTORS" SECTION OF
                                 THE PROSPECTUS

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                       T-4

                          $1,401,006,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-TOP25

II.  CLASS X CHARACTERISTICS

Class X Notional Amount:         The Notional Amount of the Class X Certificates
                                 will be equal to the aggregate of the
                                 Certificate Balances of the classes of
                                 Principal Balance Certificates outstanding from
                                 time to time.

Class X Pass-Through Rate:       The Pass-Through Rate applicable to the Class X
                                 Certificates for each Distribution Date will
                                 equal the weighted average of the respective
                                 strip rates (the "Class X Strip Rates") at
                                 which interest accrues from time to time on the
                                 respective components of the total Notional
                                 Amount of the Class X Certificates outstanding
                                 immediately prior to the related Distribution
                                 Date (weighted on the basis of the respective
                                 balances of such components outstanding
                                 immediately prior to such Distribution Date).
                                 Each of those components will be comprised of
                                 all of the related class of the Principal
                                 Balance Certificates.

                                 For any Distribution Date, the applicable Class
                                 X Strip Rate with respect to each such
                                 component will equal the excess, if any, of (a)
                                 the Weighted Average Net Mortgage Rate for such
                                 Distribution Date, over (b) the Pass-Through
                                 Rate for such Distribution Date for the related
                                 class of Principal Balance Certificates. Under
                                 no circumstances will any Class X Strip Rate be
                                 less than zero.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                       T-5

                          $1,401,006,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-TOP25

Yield Maintenance/Prepayment     Any Prepayment Premiums/Yield Maintenance
Premium Allocation:              Charges collected with respect to a Mortgage
                                 Loan in Loan Group 1 during any particular
                                 Collection Period will be distributed to the
                                 holders of Class A-1, A-2, A-AB, A-3, A-M, A-J,
                                 B, C, D, E, F, G and Class H Certificates then
                                 entitled to distributions of principal on such
                                 Distribution Date in an amount equal to the
                                 lesser of (i) such Prepayment Premium/Yield
                                 Maintenance Charge and (ii) the Prepayment
                                 Premium/Yield Maintenance Charge multiplied by
                                 the product of (a) a fraction, the numerator of
                                 which is equal to the amount of principal
                                 distributed to the holders of that Class on the
                                 Distribution Date, and the denominator of which
                                 is the total amount distributed as principal to
                                 all classes of certificates except the Class
                                 A-1A distributed on that distribution date, and
                                 (b) a fraction not greater than one or less
                                 than zero, the numerator of which is equal to
                                 the excess, if any, of the Pass-Through Rate
                                 applicable to that Class, over the relevant
                                 Discount Rate (as defined in the Free Writing
                                 Prospectus), and the denominator of which is
                                 equal to the excess, if any, of the Mortgage
                                 Rate of the Mortgage Loan that prepaid, over
                                 the relevant Discount Rate.

                                 Any Prepayment Premiums/Yield Maintenance
                                 Charges collected with respect to a Mortgage
                                 Loan in Loan Group 2 during any particular
                                 Collection Period will be distributed to the
                                 holders of Class A-1A Certificates if such
                                 Class is entitled to distributions of principal
                                 on such Distribution Date in an amount equal to
                                 the lesser of (i) such Prepayment Premium/Yield
                                 Maintenance Charge and (ii) the Prepayment
                                 Premium/Yield Maintenance Charge multiplied by
                                 a fraction not greater than one or less than
                                 zero, the numerator of which is equal to the
                                 excess, if any, of the Pass-Through Rate
                                 applicable to that Class, over the relevant
                                 Discount Rate (as defined in the Free Writing
                                 Prospectus), and the denominator of which is
                                 equal to the excess, if any, of the Mortgage
                                 Rate of the Mortgage Loan that prepaid, over
                                 the relevant Discount Rate.

                                 The portion, if any, of the Prepayment
                                 Premium/Yield Maintenance Charge remaining
                                 after such payments to the holders of the
                                 Principal Balance Certificates will be
                                 distributed to the holders of the Class X
                                 Certificates. No portion of Prepayment
                                 Premiums/Yield Maintenance Charges will be
                                 distributed to the Class J, K, L, M, N, O or P
                                 Certificates.

                                 The following is an example of the Prepayment
                                 Premium Allocation under (ii) above based on
                                 the information contained herein and the
                                 following assumptions:

                                 Two Classes of Certificates:  Class A-1  and X

                                 The characteristics of the Mortgage Loan being
                                 prepaid are as follows:

                                      o    Loan Group: 1

                                      o    Mortgage Rate: 5.80%

                                      o    Maturity Date: 5 years

                                 The Discount Rate is equal to 4.70%

                                 The Class A-1 Pass-Through Rate is equal to
                                 5.30%

                                              CLASS A-1 CERTIFICATES

                                 --------------------------------------------------------------------------------
                                                                                                         YIELD
                                                                                                      MAINTENANCE
                                                      METHOD                          FRACTION         ALLOCATION
                                 ---------------------------------------------   ------------------   -----------

                                 (Class A-1 Pass-Through Rate - Discount Rate)     (5.30%-4.70%)         54.55%
                                 ---------------------------------------------   ------------------
                                        (Mortgage Rate - Discount Rate)            (5.80%-4.70%)

                                               CLASS X CERTIFICATES

                                 --------------------------------------------------------------------------------
                                                                                                         YIELD
                                                                                                      MAINTENANCE
                                                      METHOD                          FRACTION         ALLOCATION
                                 ---------------------------------------------   ------------------   -----------

                                            (1 - Class A-1 Allocation)               (1-54.55%)          45.45%

THE FOREGOING TERMS AND STRUCTURAL CHARACTERISTICS OF THE CERTIFICATES ARE IN
ALL RESPECTS SUBJECT TO THE MORE DETAILED DESCRIPTION THEREOF IN THE PROSPECTUS,
FREE WRITING PROSPECTUS AND POOLING AND SERVICING AGREEMENT.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                       T-6

                          $1,401,006,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-TOP25

III. COLLATERAL DESCRIPTION

                                TEN LARGEST LOANS

MORTGAGE   MORTGAGE LOAN                                                                   PROPERTY    CUT-OFF DATE   % OF
LOAN NO.      SELLER       PROPERTY NAME                        CITY             STATE       TYPE         BALANCE     POOL
---------------------------------------------------------------------------------------------------------------------------

    1      PCF II          Mount Pleasant Towne Centre          Mount Pleasant     SC    Retail        $ 95,200,000    6.1%
    2      BSCMI           Four Seasons Hotel                   Los Angeles        CA    Hospitality   $ 72,000,000    4.6%
    3      PCF II          Shoppes at Park Place                Pinellas Park      FL    Retail        $ 71,000,000    4.6%
    4      WFB             Village Square                       Las Vegas          NV    Retail        $ 59,680,000    3.8%
    5      BSCMI           One Thomas Circle                    Washington         DC    Office        $ 55,000,000    3.5%
    6      BSCMI           Sheraton Suites on the Hudson        Weehawken          NJ    Hospitality   $ 55,000,000    3.5%
    7      MSMC            360 Spear Street                     San Francisco      CA    Office        $ 50,000,000    3.2%
    8      PCFII/MSCI      436 North Bedford Drive              Beverly Hills      CA    Office        $ 46,750,000    3.0%
    9      WFB             Shops at Kildeer                     Kildeer            IL    Retail        $ 33,145,000    2.1%
   10      MSMC            The London NYC Hotel Land Interest   New York           NY    Other         $ 27,000,000    1.7%
---------------------------------------------------------------------------------------------------------------------------
                           TOTAL/WEIGHTED AVERAGES                                                     $564,775,000   36.3%
---------------------------------------------------------------------------------------------------------------------------

                       LOAN PER             DSCR
MORTGAGE   UNITS/SF/   UNIT/SF/           POST IO   CUT-OFF    BALLOON
LOAN NO.      ROOMS      ROOM      DSCR    PERIOD   DATE LTV      LTV
----------------------------------------------------------------------

    1       443,251    $ 214.78   1.21x    1.21x      69.5%      69.5%
    2           285    $252,632   2.64x    2.64x      52.6%      52.6%
    3       325,270    $ 218.28   1.26x    1.26x      78.9%      78.9%
    4       237,834    $ 250.93   1.40x    1.16x      80.0%      74.6%
    5       225,440    $ 243.97   1.34x    1.34x      55.0%      55.0%
    6           347    $158,501   1.90x    1.90x      64.7%      64.7%
    7       153,993    $ 324.69   1.63x    1.31x      68.5%      63.2%
    8        76,451    $ 611.50   1.34x    1.34x      66.5%      66.5%
    9       167,477    $ 197.91   1.57x    1.28x      70.1%      65.2%
   10       334,125         NAP   2.16x    2.16x      42.7%      42.7%
----------------------------------------------------------------------
                                  1.61x    1.54x      66.2%      64.8%
----------------------------------------------------------------------

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                       T-7

                          $1,401,006,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-TOP25

IV. MORTGAGE LOANS WITH SCHEDULED BALLOON PAYMENTS TO DESIGNATED CLASSES(1)(2)

                                    CLASS A-1

           MORTGAGE                                                                                   % OF
MORTGAGE     LOAN                                                                     CUT-OFF DATE   TOTAL
LOAN NO.    SELLER    PROPERTY NAME                    STATE   PROPERTY TYPE            BALANCE       POOL   BALLOON BALANCE
----------------------------------------------------------------------------------------------------------------------------

    20       MSMC     Aurora Center - Fairbanks          AK    Retail                  $15,000,000    1.0%     $15,000,000
    31       MSMC     225 South Sixth Street             MN    Office                  $10,000,000    0.6%     $10,000,000
   133        WFB     Ware Road Industrial               TX    Industrial              $ 2,543,200    0.2%     $ 2,388,744
----------------------------------------------------------------------------------------------------------------------------
                      TOTAL/WEIGHTED AVERAGES                                          $27,543,200    1.8%     $27,388,744
----------------------------------------------------------------------------------------------------------------------------

MORTGAGE                     LOAN PER              DSCR POST    CUT-OFF   MATURITY   REM. IO   REM. TERM
LOAN NO.   UNITS/SF/ROOMS   UNIT/SF/ROOM    DSCR   IO PERIOD   DATE LTV   DATE LTV     TERM   TO MATURITY
---------------------------------------------------------------------------------------------------------

    20          119,406         $126       1.91x     1.91x       61.9%      61.9%       59         59
    31        1,390,894         $117       1.33x     1.33x       65.0%      65.0%       56         56
   133           46,465         $ 55       1.29x     1.29x       78.3%      73.5%      NAP         57
---------------------------------------------------------------------------------------------------------
                                           1.64x     1.64x       64.5%      64.1%                  58
---------------------------------------------------------------------------------------------------------

                                    CLASS A-2

           MORTGAGE                                                                                   % OF
MORTGAGE     LOAN                                                                     CUT-OFF DATE   TOTAL
LOAN NO.    SELLER    PROPERTY NAME                    STATE   PROPERTY TYPE            BALANCE       POOL   BALLOON BALANCE
----------------------------------------------------------------------------------------------------------------------------

    7        MSMC     360 Spear Street                   CA    Office                  $50,000,000    3.2%     $46,125,330
    25       MSMC     Fortress Building                  NY    Self Storage            $12,911,734    0.8%     $ 8,472,801
    30       BSCMI    1450 Harbor Blvd.                  NJ    Other                   $11,000,000    0.7%     $11,000,000
    74        WFB     River Valley MHP                   CO    Manufactured Housing    $ 4,985,867    0.3%     $ 4,503,981
    95        WFB     A-American Bakersfield Central     CA    Self Storage            $ 3,815,567    0.2%     $ 3,315,563
   135        WFB     A-American Foxborough              CA    Self Storage            $ 2,540,390    0.2%     $ 2,207,490
   142        WFB     A-American Borrego                 CA    Self Storage            $ 2,490,579    0.2%     $ 2,164,205
----------------------------------------------------------------------------------------------------------------------------
                      TOTAL/WEIGHTED AVERAGES                                          $87,744,137    5.6%     $77,789,371
----------------------------------------------------------------------------------------------------------------------------

MORTGAGE                      LOAN PER             DSCR POST    CUT-OFF   MATURITY   REM. IO   REM. TERM
LOAN NO.   UNITS/SF/ROOMS   UNIT/SF/ROOM   DSCR    IO PERIOD   DATE LTV   DATE LTV     TERM   TO MATURITY
---------------------------------------------------------------------------------------------------------

    7           153,993        $   325     1.63x     1.31x       68.5%      63.2%       29         82
    25           38,375        $   336     1.55x     1.55x       55.7%      36.5%      NAP         82
    30          140,893        $    78     1.79x     1.79x       55.6%      55.6%       81         81
    74              210        $23,742     1.74x     1.74x       49.3%      44.5%      NAP         81
    95           70,430        $    54     1.26x     1.26x       70.0%      60.8%      NAP         81
   135           53,817        $    47     1.32x     1.32x       65.1%      56.6%      NAP         81
   142           53,760        $    46     1.25x     1.25x       67.3%      58.5%      NAP         81
---------------------------------------------------------------------------------------------------------
                                           1.61x     1.43x       63.8%      56.8%                  82
---------------------------------------------------------------------------------------------------------

                                   CLASS A-AB

           MORTGAGE                                                                                   % OF
MORTGAGE     LOAN                                                                     CUT-OFF DATE   TOTAL
LOAN NO.    SELLER    PROPERTY NAME                    STATE   PROPERTY TYPE            BALANCE       POOL   BALLOON BALANCE
----------------------------------------------------------------------------------------------------------------------------

    51       MSMC     Shops at Sossaman                  AZ    Retail                  $ 7,412,890    0.5%      $6,283,762
   107       MSMC     Best Western - Orlando             FL    Hospitality             $ 3,313,407    0.2%      $2,578,955
----------------------------------------------------------------------------------------------------------------------------
                      TOTAL/WEIGHTED AVERAGES                                          $10,726,297    0.7%      $8,862,717
----------------------------------------------------------------------------------------------------------------------------

MORTGAGE                      LOAN PER             DSCR POST    CUT-OFF   MATURITY   REM. IO   REM. TERM
LOAN NO.   UNITS/SF/ROOMS   UNIT/SF/ROOM   DSCR    IO PERIOD   DATE LTV   DATE LTV     TERM   TO MATURITY
---------------------------------------------------------------------------------------------------------

    51           39,698        $   187     1.25x     1.25x       64.2%      54.4%      NAP        109
   107              118        $28,080     1.74x     1.74x       60.2%      46.9%      NAP        104
---------------------------------------------------------------------------------------------------------
                                           1.40x     1.40x       63.0%      52.1%                 107
---------------------------------------------------------------------------------------------------------

(1)  This table identifies Mortgage Loans for which principal repayments are expected to result in principal distributions on the indicated Class of certificates

(2)  Based on the Structuring Assumptions, assuming 0% CPR, described in the
     Free Writing Prospectus, dated January, 2007, to accompany Prospectus dated
     March 14, 2006 (the "Free Writing Prospectus")

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                       T-8

                          $1,401,006,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-TOP25

                         PARI PASSU AND COMPANION LOANS

                                                                                                                          ORIGINAL
MORTGAGE LOAN                                                                                                              B-NOTE
     NO.        PROPERTY NAME                 ORIGINAL A-NOTE BALANCES           TRANSACTION         SPECIAL SERVICER     BALANCES
----------------------------------------------------------------------------------------------------------------------------------

      33        225 South Sixth Street   A-1 $152,500,000 / A-2 $10,000,000   BSCMSI 2006-TOP24   ARCap Servicing, Inc.      NAP

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                       T-9

                          $1,401,006,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-TOP25

ENTIRE POOL CHARACTERISTICS

CUT-OFF DATE BALANCE ($)

                                                 NO. OF      AGGREGATE
                                                MORTGAGE    CUT-OFF DATE    % OF
                                                  LOANS     BALANCE ($)     POOL
--------------------------------------------------------------------------------
1 - 1,000,000                                        5         4,843,649     0.3
1,000,001 - 2,000,000                               41        67,089,815     4.3
2,000,001 - 3,000,000                               44       112,372,370     7.2
3,000,001 - 4,000,000                               22        76,249,919     4.9
4,000,001 - 5,000,000                               20        88,646,122     5.7
5,000,001 - 6,000,000                               11        60,389,106     3.9
6,000,001 - 7,000,000                                6        40,474,372     2.6
7,000,001 - 8,000,000                                9        67,179,964     4.3
8,000,001 - 9,000,000                                7        60,542,251     3.9
9,000,001 - 10,000,000                               9        87,695,289     5.6
10,000,001 - 15,000,000                             11       142,153,030     9.1
15,000,001 - 20,000,000                              4        72,288,469     4.7
20,000,001 - 30,000,000                              6       136,815,000     8.8
30,000,001 <=                                        9       537,775,000    34.6
--------------------------------------------------------------------------------
TOTAL:                                             204     1,554,514,355   100.0
--------------------------------------------------------------------------------

Min: 897,173   Max: 95,200,000   Average: 7,620,168

STATE

                                                NO. OF       AGGREGATE
                                               MORTGAGED    CUT-OFF DATE    % OF
                                              PROPERTIES     BALANCE ($)    POOL
--------------------------------------------------------------------------------
California - Southern                              28        239,951,442    15.4
California - Northern                              13         93,094,152     6.0
New York                                           15        146,450,881     9.4
Texas                                              25        101,527,039     6.5
South Carolina                                      2         99,238,579     6.4
Florida                                             9         93,988,141     6.0
New Jersey                                          5         81,664,205     5.3
Nevada                                              5         74,176,249     4.8
Washington                                         12         64,669,756     4.2
Illinois                                            5         64,180,409     4.1
District of Columbia                                1         55,000,000     3.5
Other                                              93        440,573,502    28.3
--------------------------------------------------------------------------------
TOTAL:                                            213      1,554,514,355   100.0
--------------------------------------------------------------------------------

PROPERTY TYPE

                                                NO. OF       AGGREGATE
                                               MORTGAGED    CUT-OFF DATE    % OF
                                              PROPERTIES    BALANCE ($)     POOL
--------------------------------------------------------------------------------
Retail                                             95        644,698,191    41.5
Office                                             15        226,761,392    14.6
Hospitality                                        16        215,797,513    13.9
Multifamily                                        37        211,107,679    13.6
Industrial/Warehouse                               20         69,571,794     4.5
Other                                               4         52,192,265     3.4
Self Storage                                       15         51,679,264     3.3
Manufactured Housing
Community                                           7         43,068,081     2.8
Mixed Use                                           4         39,638,175     2.5
--------------------------------------------------------------------------------
TOTAL:                                            213      1,554,514,355   100.0
--------------------------------------------------------------------------------

MORTGAGE RATE (%)

                                                 NO. OF       AGGREGATE
                                                MORTGAGE    CUT-OFF DATE    % OF
                                                  LOANS      BALANCE ($)    POOL
--------------------------------------------------------------------------------
5.001 - 5.500                                       13       221,711,916    14.3
5.501 - 6.000                                      114       984,587,722    63.3
6.001 - 6.500                                       68       331,593,049    21.3
6.501 - 7.000                                        8        15,023,733     1.0
7.001 - 7.500                                        1         1,597,935     0.1
--------------------------------------------------------------------------------
TOTAL:                                             204     1,554,514,355   100.0
--------------------------------------------------------------------------------

Min: 5.190   Max: 7.470   Wtd Avg: 5.821

ORIGINAL TERM TO STATED MATURITY (MOS)

                                                 NO. OF       AGGREGATE
                                                MORTGAGE    CUT-OFF DATE    % OF
                                                  LOANS      BALANCE ($)    POOL
--------------------------------------------------------------------------------
1 - 60                                               3        27,543,200     1.8
61 - 120                                           193     1,487,069,577    95.7
121 - 180                                            6        30,928,039     2.0
181 - 240                                            2         8,973,540     0.6
--------------------------------------------------------------------------------
TOTAL:                                             204     1,554,514,355   100.0
--------------------------------------------------------------------------------

Min: 60   Max: 240   Wtd Avg: 119

REMAINING TERM TO STATED MATURITY (MOS)

                                                 NO. OF       AGGREGATE
                                                MORTGAGE    CUT-OFF DATE    % OF
                                                  LOANS      BALANCE ($)    POOL
--------------------------------------------------------------------------------
1 - 60                                               3        27,543,200     1.8
61 - 120                                           193     1,487,069,577    95.7
121 - 180                                            6        30,928,039     2.0
181 - 240                                            2         8,973,540     0.6
--------------------------------------------------------------------------------
TOTAL:                                             204     1,554,514,355   100.0
--------------------------------------------------------------------------------

Min: 56   Max: 239   Wtd Avg: 117

ORIGINAL AMORTIZATION TERM (MOS)

                                                 NO. OF       AGGREGATE
                                                MORTGAGE    CUT-OFF DATE    % OF
                                                  LOANS      BALANCE ($)    POOL
--------------------------------------------------------------------------------
Interest Only                                       41       729,957,000    47.0
121 - 180                                            4        18,856,636     1.2
181 - 240                                            4        14,430,179     0.9
241 - 360                                          155       791,270,541    50.9
--------------------------------------------------------------------------------
TOTAL:                                             204     1,554,514,355   100.0
--------------------------------------------------------------------------------

Non Zero Min: 180   Max: 360   Non Zero Wtd Avg: 342

REMAINING AMORTIZATION TERM (MOS)

                                                 NO. OF       AGGREGATE
                                                MORTGAGE    CUT-OFF DATE    % OF
                                                  LOANS      BALANCE ($)    POOL
--------------------------------------------------------------------------------
Interest Only                                       41       729,957,000    47.0
121 - 180                                            4        18,856,636     1.2
181 - 240                                            4        14,430,179     0.9
241 - 360                                          155       791,270,541    50.9
--------------------------------------------------------------------------------
TOTAL:                                             204     1,554,514,355   100.0
--------------------------------------------------------------------------------

Non Zero Min: 176   Max: 360   Non Zero Wtd Avg: 341

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)

                                                 NO. OF       AGGREGATE
                                                MORTGAGE    CUT-OFF DATE    % OF
                                                  LOANS      BALANCE ($)    POOL
--------------------------------------------------------------------------------
0.0 - 20.0                                           3        38,971,295     2.5
20.1 - 30.0                                          5        12,375,120     0.8
30.1 - 40.0                                          6        16,845,481     1.1
40.1 - 50.0                                         29       138,037,276     8.9
50.1 - 60.0                                         42       323,763,947    20.8
60.1 - 70.0                                         71       599,574,439    38.6
70.1 - 80.0                                         48       424,946,797    27.3
--------------------------------------------------------------------------------
TOTAL:                                             204     1,554,514,355   100.0
--------------------------------------------------------------------------------

Min: 10.0   Max: 80.0   Wtd Avg: 62.4

BALLOON LOAN-TO-VALUE RATIO (%)

                                                 NO. OF       AGGREGATE
                                                MORTGAGE    CUT-OFF DATE    % OF
                                                  LOANS      BALANCE ($)    POOL
--------------------------------------------------------------------------------
0.0 - 10.0                                           4        24,448,223     1.6
10.1 - 20.0                                          3        25,976,794     1.7
20.1 - 30.0                                          5        19,816,434     1.3
30.1 - 40.0                                         20        68,934,509     4.4
40.1 - 50.0                                         40       194,309,299    12.5
50.1 - 60.0                                         72       429,616,941    27.6
60.1 - 70.0                                         49       577,048,955    37.1
70.1 - 80.0                                         11       214,363,200    13.8
--------------------------------------------------------------------------------
TOTAL:                                             204     1,554,514,355   100.0
--------------------------------------------------------------------------------

Min: 0.0   Max: 80.0   Wtd Avg: 57.6

CURRENT DEBT SERVICE COVERAGE RATIO (x)

                                                 NO. OF       AGGREGATE
                                                MORTGAGE    CUT-OFF DATE    % OF
                                                  LOANS      BALANCE ($)    POOL
--------------------------------------------------------------------------------
<= 1.20                                              9        40,404,678     2.6
1.21 - 1.30                                         33       288,431,191    18.6
1.31 - 1.40                                         30       294,083,821    18.9
1.41 - 1.50                                         19        82,396,962     5.3
1.51 - 1.60                                         29       183,602,026    11.8
1.61 - 1.70                                          9       101,808,554     6.5
1.71 - 1.80                                         18        91,843,061     5.9
1.81 <=                                             57       471,944,063    30.4
--------------------------------------------------------------------------------
TOTAL:                                             204     1,554,514,355   100.0
--------------------------------------------------------------------------------

Min: 1.07   Max: 7.88   Wtd Avg: 1.79

DEBT SERVICE COVERAGE RATIO POST IO PERIOD (x)

                                                 NO. OF       AGGREGATE
                                                MORTGAGE    CUT-OFF DATE    % OF
                                                  LOANS      BALANCE ($)    POOL
--------------------------------------------------------------------------------
<= 1.20                                             13       132,414,678     8.5
1.21 - 1.30                                         43       377,256,191    24.3
1.31 - 1.40                                         32       261,773,821    16.8
1.41 - 1.50                                         17        56,616,962     3.6
1.51 - 1.60                                         26       154,157,026     9.9
1.61 - 1.70                                         10        74,558,554     4.8
1.71 - 1.80                                         14        85,793,061     5.5
1.81 <=                                             49       411,944,063    26.5
--------------------------------------------------------------------------------
TOTAL:                                             204     1,554,514,355   100.0
--------------------------------------------------------------------------------

Min: 1.07   Max: 7.88   Wtd Avg: 1.72

All numerical information concerning the Mortgage Loans is approximate. All weighted average information regarding the Mortgage Loans reflects the weighting of the Mortgage Loans based upon their outstanding principal balances as of the
Cut-off Date.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-10

                          $1,401,006,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-TOP25

LOAN GROUP 1 CHARACTERISTICS

CUT-OFF DATE BALANCE ($)

                                                 NO. OF      AGGREGATE
                                                MORTGAGE    CUT-OFF DATE    % OF
                                                  LOANS      BALANCE ($)    POOL
--------------------------------------------------------------------------------
1 - 1,000,000                                        5         4,843,649     0.3
1,000,001 - 2,000,000                               31        50,047,249     3.6
2,000,001 - 3,000,000                               39       100,079,136     7.1
3,000,001 - 4,000,000                               18        63,083,736     4.5
4,000,001 - 5,000,000                               15        67,605,599     4.8
5,000,001 - 6,000,000                                9        49,501,101     3.5
6,000,001 - 7,000,000                                4        26,980,494     1.9
7,000,001 - 8,000,000                                9        67,179,964     4.8
8,000,001 - 9,000,000                                6        51,542,251     3.7
9,000,001 - 10,000,000                               9        87,695,289     6.2
10,000,001 - 15,000,000                              9       114,681,734     8.1
15,000,001 - 20,000,000                              4        72,288,469     5.1
20,000,001 - 30,000,000                              5       115,815,000     8.2
30,000,001 <=                                        9       537,775,000    38.2
--------------------------------------------------------------------------------
TOTAL:                                             172     1,409,118,671   100.0
--------------------------------------------------------------------------------

Min: 897,173   Max: 95,200,000   Average: 8,192,550

STATE

                                                NO. OF       AGGREGATE
                                               MORTGAGED    CUT-OFF DATE    % OF
                                              PROPERTIES     BALANCE ($)    POOL
--------------------------------------------------------------------------------
California - Southern                              25      224,858,985    16.0
California - Northern                              12       88,805,245     6.3
New York                                           12      125,482,358     8.9
South Carolina                                      2       99,238,579     7.0
Texas                                              23       95,459,535     6.8
Florida                                             9       93,988,141     6.7
New Jersey                                          5       81,664,205     5.8
Nevada                                              5       74,176,249     5.3
Illinois                                            5       64,180,409     4.6
District of Columbia                                1       55,000,000     3.9
Michigan                                            6       43,937,259     3.1
Other                                              75      362,327,705    25.7
------------------------------------------------------------------------------
TOTAL:                                            180    1,409,118,671   100.0
--------------------------------------------------------------------------------

PROPERTY TYPE

                                                NO. OF       AGGREGATE
                                               MORTGAGED    CUT-OFF DATE    % OF
                                              PROPERTIES     BALANCE ($)    POOL
--------------------------------------------------------------------------------
Retail                                             95        644,698,191    45.8
Office                                             15        226,761,392    16.1
Hospitality                                        16        215,797,513    15.3
Multifamily                                         7         76,400,000     5.4
Industrial/Warehouse                               20         69,571,794     4.9
Other                                               4         52,192,265     3.7
Self Storage                                       15         51,679,264     3.7
Mixed Use                                           4         39,638,175     2.8
Manufactured Housing Community                      4         32,380,076     2.3
--------------------------------------------------------------------------------
TOTAL:                                            180      1,409,118,671   100.0
--------------------------------------------------------------------------------

MORTGAGE RATE (%)

                                                 NO. OF       AGGREGATE
                                                MORTGAGE    CUT-OFF DATE    % OF
                                                  LOANS      BALANCE ($)    POOL
--------------------------------------------------------------------------------
5.001 - 5.500                                       11       202,252,616    14.4
5.501 - 6.000                                       93       878,230,219    62.3
6.001 - 6.500                                       61       315,806,915    22.4
6.501 - 7.000                                        6        11,230,986     0.8
7.001 - 7.500                                        1         1,597,935     0.1
--------------------------------------------------------------------------------
TOTAL:                                             172     1,409,118,671   100.0
--------------------------------------------------------------------------------

Min: 5.200   Max: 7.470   Wtd Avg: 5.827

ORIGINAL TERM TO STATED MATURITY (MOS)

                                                 NO. OF      AGGREGATE
                                                MORTGAGE    CUT-OFF DATE    % OF
                                                  LOANS      BALANCE ($)    POOL
--------------------------------------------------------------------------------
1 - 60                                               3        27,543,200     2.0
61 - 120                                           162     1,347,073,892    95.6
121 - 180                                            5        25,528,039     1.8
181 - 240                                            2         8,973,540     0.6
--------------------------------------------------------------------------------
TOTAL:                                             172     1,409,118,671   100.0
--------------------------------------------------------------------------------

Min: 60   Max: 240   Wtd Avg: 118

REMAINING TERM TO STATED MATURITY (MOS)

                                                 NO. OF     AGGREGATE
                                                MORTGAGE   CUT-OFF DATE     % OF
                                                  LOANS     BALANCE ($)     POOL
--------------------------------------------------------------------------------
1 - 60                                               3        27,543,200     2.0
61 - 120                                           162     1,347,073,892    95.6
121 - 180                                            5        25,528,039     1.8
181 - 240                                            2         8,973,540     0.6
--------------------------------------------------------------------------------
TOTAL:                                             172     1,409,118,671   100.0
--------------------------------------------------------------------------------

Min: 56   Max: 239   Wtd Avg: 117

ORIGINAL AMORTIZATION TERM (MOS)

                                                 NO. OF       AGGREGATE
                                                MORTGAGE    CUT-OFF DATE    % OF
                                                  LOANS      BALANCE ($)    POOL
--------------------------------------------------------------------------------
Interest Only                                       37       705,657,000    50.1
121 - 180                                            4        18,856,636     1.3
181 - 240                                            3        10,662,675     0.8
241 - 360                                          128       673,942,360    47.8
--------------------------------------------------------------------------------
TOTAL:                                             172     1,409,118,671   100.0
--------------------------------------------------------------------------------

Non Zero Min: 180   Max: 360   Non Zero Wtd Avg: 340

REMAINING AMORTIZATION TERM (MOS)

                                                 NO. OF      AGGREGATE
                                                MORTGAGE    CUT-OFF DATE    % OF
                                                  LOANS      BALANCE ($)    POOL
--------------------------------------------------------------------------------
Interest Only                                       37       705,657,000    50.1
121 - 180                                            4        18,856,636     1.3
181 - 240                                            3        10,662,675     0.8
241 - 360                                          128       673,942,360    47.8
--------------------------------------------------------------------------------
TOTAL:                                             172     1,409,118,671   100.0
--------------------------------------------------------------------------------

Non Zero Min: 176   Max: 360   Non Zero Wtd Avg: 339

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)

                                                 NO. OF      AGGREGATE
                                                MORTGAGE    CUT-OFF DATE    % OF
                                                  LOANS      BALANCE ($)    POOL
--------------------------------------------------------------------------------
0.0 - 20.0                                           2        25,000,000     1.8
20.1 - 30.0                                          5        12,375,120     0.9
30.1 - 40.0                                          4         9,503,296     0.7
40.1 - 50.0                                         23       113,555,622     8.1
50.1 - 60.0                                         39       314,975,942    22.4
60.1 - 70.0                                         60       548,186,041    38.9
70.1 - 80.0                                         39       385,522,650    27.4
--------------------------------------------------------------------------------
TOTAL:                                             172     1,409,118,671   100.0
--------------------------------------------------------------------------------

Min: 11.3   Max: 80.0   Wtd Avg: 63.0

BALLOON LOAN-TO-VALUE RATIO (%)

                                                 NO. OF       AGGREGATE
                                                MORTGAGE    CUT-OFF DATE    % OF
                                                  LOANS      BALANCE ($)    POOL
--------------------------------------------------------------------------------
0.0 - 10.0                                           3        10,476,928     0.7
10.1 - 20.0                                          3        25,976,794     1.8
20.1 - 30.0                                          5        19,816,434     1.4
30.1 - 40.0                                         15        53,507,465     3.8
40.1 - 50.0                                         35       168,656,995    12.0
50.1 - 60.0                                         58       376,784,748    26.7
60.1 - 70.0                                         43       541,836,106    38.5
70.1 - 80.0                                         10       212,063,200    15.0
--------------------------------------------------------------------------------
TOTAL:                                             172     1,409,118,671   100.0
--------------------------------------------------------------------------------

Min: 0.0   Max: 80.0   Wtd Avg: 58.4

CURRENT DEBT SERVICE COVERAGE RATIO (x)

                                                 NO. OF      AGGREGATE
                                                MORTGAGE    CUT-OFF DATE    % OF
                                                  LOANS      BALANCE ($)    POOL
--------------------------------------------------------------------------------
<= 1.20                                              5        27,667,382     2.0
1.21 - 1.30                                         31       283,263,037    20.1
1.31 - 1.40                                         27       278,793,991    19.8
1.41 - 1.50                                         15        63,038,076     4.5
1.51 - 1.60                                         23       167,371,926    11.9
1.61 - 1.70                                          5        91,095,333     6.5
1.71 - 1.80                                         17        90,146,348     6.4
1.81 >=                                             49       407,742,577    28.9
--------------------------------------------------------------------------------
TOTAL:                                             172     1,409,118,671   100.0
--------------------------------------------------------------------------------

Min: 1.07   Max: 7.88   Wtd Avg: 1.74

DEBT SERVICE COVERAGE RATIO POST IO PERIOD (x)

                                                 NO. OF      AGGREGATE
                                                MORTGAGE    CUT-OFF DATE    % OF
                                                  LOANS      BALANCE ($)    POOL
--------------------------------------------------------------------------------
<= 1.20                                              9       119,677,382     8.5
1.21 - 1.30                                         38       353,988,037    25.1
1.31 - 1.40                                         27       243,183,991    17.3
1.41 - 1.50                                         16        55,358,076     3.9
1.51 - 1.60                                         22       141,226,926    10.0
1.61 - 1.70                                          5        42,845,333     3.0
1.71 - 1.80                                         13        84,096,348     6.0
1.81 >=                                             42       368,742,577    26.2
--------------------------------------------------------------------------------
TOTAL:                                             172     1,409,118,671   100.0
--------------------------------------------------------------------------------

Min: 1.07   Max: 7.88   Wtd Avg: 1.68

All numerical information concerning the Mortgage Loans is approximate. All weighted average information regarding the Mortgage Loans reflects the weighting of the Mortgage Loans based upon their outstanding principal balances as of the
Cut-off Date.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-11

                          $1,401,006,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-TOP25

LOAN GROUP 2 CHARACTERISTICS

CUT-OFF DATE BALANCE ($)

                                                  NO. OF      AGGREGATE
                                                 MORTGAGE   CUT-OFF DATE    % OF
                                                   LOANS     BALANCE ($)    POOL
--------------------------------------------------------------------------------
1,000,001 - 2,000,000                               10       17,042,566     11.7
2,000,001 - 3,000,000                                5       12,293,234      8.5
3,000,001 - 4,000,000                                4       13,166,183      9.1
4,000,001 - 5,000,000                                5       21,040,522     14.5
5,000,001 - 6,000,000                                2       10,888,005      7.5
6,000,001 - 7,000,000                                2       13,493,878      9.3
8,000,001 - 9,000,000                                1        9,000,000      6.2
10,000,001 - 15,000,000                              2       27,471,295     18.9
20,000,001 - 30,000,000                              1       21,000,000     14.4
--------------------------------------------------------------------------------
TOTAL:                                              32      145,395,685    100.0
--------------------------------------------------------------------------------

Min: 1,258,886   Max: 21,000,000   Average: 4,543,615

STATE

                                                 NO. OF       AGGREGATE
                                                MORTGAGED   CUT-OFF DATE    % OF
                                               PROPERTIES    BALANCE ($)    POOL
--------------------------------------------------------------------------------
Washington                                          5         35,300,000    24.3
New York                                            3         20,968,522    14.4
California - Southern                               3         15,092,457    10.4
California - Northern                               1          4,288,907     2.9
Missouri                                            2         15,298,408    10.5
Virginia                                            2          8,659,364     6.0
Nebraska                                            5          7,803,093     5.4
Ohio                                                2          6,964,584     4.8
Georgia                                             1          6,793,878     4.7
Arizona                                             2          6,138,980     4.2
Texas                                               2          6,067,504     4.2
Other                                               5         12,019,985     8.3
--------------------------------------------------------------------------------
TOTAL:                                             33        145,395,685   100.0
--------------------------------------------------------------------------------

PROPERTY TYPE

                                                 NO. OF       AGGREGATE
                                                MORTGAGED   CUT-OFF DATE    % OF
                                               PROPERTIES    BALANCE ($)    POOL
--------------------------------------------------------------------------------
Multifamily                                        30        134,707,679    92.6
Manufactured Housing Community                      3         10,688,005     7.4
--------------------------------------------------------------------------------
TOTAL:                                             33        145,395,685   100.0
--------------------------------------------------------------------------------

MORTGAGE RATE (%)

                                                  NO. OF      AGGREGATE
                                                 MORTGAGE   CUT-OFF DATE    % OF
                                                   LOANS     BALANCE ($)    POOL
--------------------------------------------------------------------------------
5.001 - 5.500                                        2        19,459,301    13.4
5.501 - 6.000                                       21       106,357,503    73.2
6.001 - 6.500                                        7        15,786,134    10.9
6.501 - 7.000                                        2         3,792,747     2.6
--------------------------------------------------------------------------------
TOTAL:                                              32       145,395,685   100.0
--------------------------------------------------------------------------------

Min: 5.190   Max: 6.700   Wtd Avg: 5.763

ORIGINAL TERM TO STATED MATURITY (MOS)

                                                  NO. OF      AGGREGATE
                                                 MORTGAGE   CUT-OFF DATE    % OF
                                                   LOANS     BALANCE ($)    POOL
--------------------------------------------------------------------------------
61 - 120                                            31       139,995,685    96.3
121 - 180                                            1         5,400,000     3.7
--------------------------------------------------------------------------------
TOTAL:                                              32       145,395,685   100.0
--------------------------------------------------------------------------------

Min: 84   Max: 180   Wtd Avg: 121

REMAINING TERM TO STATED MATURITY (MOS)

                                                  NO. OF      AGGREGATE
                                                 MORTGAGE   CUT-OFF DATE    % OF
                                                   LOANS     BALANCE ($)    POOL
--------------------------------------------------------------------------------
61 - 120                                            31       139,995,685    96.3
121 - 180                                            1         5,400,000     3.7
--------------------------------------------------------------------------------
TOTAL:                                              32       145,395,685   100.0
--------------------------------------------------------------------------------

Min: 82   Max: 179   Wtd Avg: 119

ORIGINAL AMORTIZATION TERM (MOS)

                                                  NO. OF      AGGREGATE
                                                 MORTGAGE   CUT-OFF DATE    % OF
                                                   LOANS     BALANCE ($)    POOL
--------------------------------------------------------------------------------
Interest Only                                        4        24,300,000    16.7
181 - 240                                            1         3,767,504     2.6
241 - 360                                           27       117,328,181    80.7
--------------------------------------------------------------------------------
TOTAL:                                              32       145,395,685   100.0
--------------------------------------------------------------------------------

Non Zero Min: 240   Max: 360   Non Zero Wtd Avg: 356

REMAINING AMORTIZATION TERM (MOS)

                                                  NO. OF      AGGREGATE
                                                 MORTGAGE   CUT-OFF DATE    % OF
                                                   LOANS     BALANCE ($)    POOL
--------------------------------------------------------------------------------
Interest Only                                        4        24,300,000    16.7
181 - 240                                            1         3,767,504     2.6
241 - 360                                           27       117,328,181    80.7
--------------------------------------------------------------------------------
TOTAL:                                              32       145,395,685   100.0
--------------------------------------------------------------------------------

Non Zero Min: 236   Max: 360   Non Zero Wtd Avg: 355

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)

                                                  NO. OF      AGGREGATE
                                                 MORTGAGE   CUT-OFF DATE    % OF
                                                   LOANS     BALANCE ($)    POOL
--------------------------------------------------------------------------------
0.0 - 20.0                                           1        13,971,295     9.6
30.1 - 40.0                                          2         7,342,185     5.0
40.1 - 50.0                                          6        24,481,654    16.8
50.1 - 60.0                                          3         8,788,005     6.0
60.1 - 70.0                                         11        51,388,398    35.3
70.1 - 80.0                                          9        39,424,147    27.1
--------------------------------------------------------------------------------
TOTAL:                                              32       145,395,685   100.0
--------------------------------------------------------------------------------

Min: 10.0   Max: 79.3   Wtd Avg: 57.1

BALLOON LOAN-TO-VALUE RATIO (%)

                                                  NO. OF      AGGREGATE
                                                 MORTGAGE   CUT-OFF DATE    % OF
                                                   LOANS     BALANCE ($)    POOL
--------------------------------------------------------------------------------
0.0 - 10.0                                           1        13,971,295     9.6
30.1 - 40.0                                          5        15,427,044    10.6
40.1 - 50.0                                          5        25,652,304    17.6
50.1 - 60.0                                         14        52,832,192    36.3
60.1 - 70.0                                          6        35,212,849    24.2
70.1 - 80.0                                          1         2,300,000     1.6
--------------------------------------------------------------------------------
TOTAL:                                              32       145,395,685   100.0
--------------------------------------------------------------------------------

Min: 8.4   Max: 72.0   Wtd Avg: 50.3

CURRENT DEBT SERVICE COVERAGE RATIO (x)

                                                  NO. OF      AGGREGATE
                                                 MORTGAGE   CUT-OFF DATE    % OF
                                                   LOANS     BALANCE ($)    POOL
--------------------------------------------------------------------------------
<= 1.20                                              4        12,737,296     8.8
1.21 - 1.30                                          2         5,168,154     3.6
1.31 - 1.40                                          3        15,289,830    10.5
1.41 - 1.50                                          4        19,358,886    13.3
1.51 - 1.60                                          6        16,230,099    11.2
1.61 - 1.70                                          4        10,713,221     7.4
1.71 - 1.80                                          1         1,696,713     1.2
1.81 >=                                              8        64,201,486    44.2
--------------------------------------------------------------------------------
TOTAL:                                              32       145,395,685   100.0
--------------------------------------------------------------------------------

Min: 1.13   Max: 7.59   Wtd Avg: 2.26

DEBT SERVICE COVERAGE RATIO POST IO PERIOD (x)

                                                  NO. OF      AGGREGATE
                                                 MORTGAGE   CUT-OFF DATE    % OF
                                                   LOANS     BALANCE ($)    POOL
--------------------------------------------------------------------------------
<= 1.20                                              4        12,737,296     8.8
1.21 - 1.30                                          5        23,268,154    16.0
1.31 - 1.40                                          5        18,589,830    12.8
1.41 - 1.50                                          1         1,258,886     0.9
1.51 - 1.60                                          4        12,930,099     8.9
1.61 - 1.70                                          5        31,713,221    21.8
1.71 - 1.80                                          1         1,696,713     1.2
1.81 >=                                              7        43,201,486    29.7
--------------------------------------------------------------------------------
TOTAL:                                              32       145,395,685   100.0
--------------------------------------------------------------------------------

Min: 1.13   Max: 7.59   Wtd Avg: 2.18

All numerical information concerning the Mortgage Loans is approximate. All weighted average information regarding the Mortgage Loans reflects the weighting of the Mortgage Loans based upon their outstanding principal balances as of the
Cut-off Date.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-12

                          $1,401,006,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-TOP25

                            MORTGAGE POOL INFORMATION
                                   TOTAL POOL

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%)(1)(2)(3)

Prepayment Restrictions        JAN-07           JAN-08           JAN-09           JAN-10           JAN-11
--------------------------------------------------------------------------------------------------------------

Locked Out                          89.12%           89.07%           65.24%           58.41%           58.31%
Yield Maintenance Total             10.88%           10.93%           34.77%           41.59%           41.69%
Open                                 0.00%            0.00%            0.00%            0.00%            0.00%
--------------------------------------------------------------------------------------------------------------
TOTALS                             100.00%          100.00%          100.00%          100.00%          100.00%
--------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding   $1,554,514,355   $1,547,550,089   $1,540,163,655   $1,531,032,506   $1,520,332,740
% Initial Pool Balance             100.00%           99.55%           99.08%           98.49%           97.80%

Prepayment Restrictions        JAN-12           JAN-13           JAN-14           JAN-15           JAN-16
--------------------------------------------------------------------------------------------------------------

Locked Out                          58.10%           57.97%           57.64%           57.46%           56.70%
Yield Maintenance Total             41.90%           42.03%           42.36%           42.54%           39.34%
Open                                 0.00%            0.00%            0.00%            0.00%            3.96%
--------------------------------------------------------------------------------------------------------------
TOTALS                             100.00%          100.00%          100.00%          100.00%          100.00%
--------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding   $1,481,428,245   $1,467,397,139   $1,369,580,302   $1,355,959,877   $1,338,969,880
% Initial Pool Balance              95.30%           94.40%           88.10%           87.23%           86.13%

Prepayment Restrictions        JAN-17           JAN-18           JAN-19           JAN-20           JAN-21
--------------------------------------------------------------------------------------------------------------

Locked Out                          57.84%           58.08%           58.34%           58.64%           58.99%
Yield Maintenance Total             42.16%           41.92%           41.66%           41.35%           41.01%
Open                                 0.00%            0.00%            0.00%            0.00%            0.00%
--------------------------------------------------------------------------------------------------------------
TOTALS                             100.00%          100.00%          100.00%          100.00%          100.00%
--------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding      $33,438,592      $32,533,242      $31,567,921      $30,538,651      $29,443,996
% Initial Pool Balance               2.15%            2.09%            2.03%            1.96%            1.89%

Notes:

(1)  The analysis is based on Structuring Assumptions and a 0% CPR as discussed in the Free Writing Prospectus Supplement.

(2)  See Appendix II of the Free Writing Prospectus Supplement for a description of the Yield Maintenance.

(3)  YM3, YM1, YM, DEF/YM1 and DEF/YM loans have been modeled as Yield
     Maintenance.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-13

                          $1,401,006,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-TOP25

                            MORTGAGE POOL INFORMATION
                                  LOAN GROUP 1

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%)(1)(2)(3)

Prepayment Restrictions        JAN-07           JAN-08           JAN-09           JAN-10           JAN-11
--------------------------------------------------------------------------------------------------------------

Locked Out                          88.63%           88.58%           63.89%           57.30%           57.21%
Yield Maintenance Total             11.37%           11.42%           36.11%           42.70%           42.79%
Open                                 0.00%            0.00%            0.00%            0.00%            0.00%
--------------------------------------------------------------------------------------------------------------
TOTALS                             100.00%          100.00%          100.00%          100.00%          100.00%
--------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding   $1,409,118,671   $1,403,168,917   $1,396,867,861   $1,389,285,142   $1,380,318,339
% Initial Pool Balance             100.00%           99.58%           99.13%           98.59%           97.96%

Prepayment Restrictions        JAN-12           JAN-13           JAN-14           JAN-15           JAN-16
--------------------------------------------------------------------------------------------------------------

Locked Out                          56.98%           56.85%           56.18%           56.00%           55.20%
Yield Maintenance Total             43.02%           43.15%           43.83%           44.00%           40.43%
Open                                 0.00%            0.00%            0.00%            0.00%            4.37%
--------------------------------------------------------------------------------------------------------------
TOTALS                             100.00%          100.00%          100.00%          100.00%          100.00%
--------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding   $1,343,251,138   $1,331,148,715   $1,240,946,660   $1,229,407,626   $1,214,624,042
% Initial Pool Balance              95.33%           94.47%           88.07%           87.25%           86.20%

Prepayment Restrictions        JAN-17           JAN-18           JAN-19           JAN-20           JAN-21
--------------------------------------------------------------------------------------------------------------

Locked Out                          68.98%           69.64%           70.38%           71.24%           72.23%
Yield Maintenance Total             31.02%           30.36%           29.62%           28.76%           27.77%
Open                                 0.00%            0.00%            0.00%            0.00%            0.00%
--------------------------------------------------------------------------------------------------------------
TOTALS                             100.00%          100.00%          100.00%          100.00%          100.00%
--------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding      $28,038,592      $27,133,242      $26,167,921      $25,138,651      $24,043,996
% Initial Pool Balance               1.99%            1.93%            1.86%            1.78%            1.71%

Notes:

(1)  The analysis is based on Structuring Assumptions and a 0% CPR as discussed in the Free Writing Prospectus Supplement.

(2)  See Appendix II of the Free Writing Prospectus Supplement for a description of the Yield Maintenance.

(3)  YM3, YM1, YM, DEF/YM1 and DEF/YM loans have been modeled as Yield
     Maintenance.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-14

                          $1,401,006,000 (APPROXIMATE)
                         MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 2007-TOP25

                            MORTGAGE POOL INFORMATION
                                  LOAN GROUP 2

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%)(1)(2)(3)

Prepayment Restrictions       JAN-07         JAN-08         JAN-09         JAN-10         JAN-11
---------------------------------------------------------------------------------------------------

Locked Out                        93.81%         93.77%         78.40%         69.30%        69.19%
Yield Maintenance Total            6.19%          6.23%         21.61%         30.70%        30.81%
Open                               0.00%          0.00%          0.00%          0.00%         0.00%
---------------------------------------------------------------------------------------------------
TOTALS                           100.00%        100.00%        100.00%        100.00%       100.00%
---------------------------------------------------------------------------------------------------
Pool Balance Outstanding   $145,395,685   $144,381,172   $143,295,794   $141,747,364   $140,014,400
% Initial Pool Balance           100.00%         99.30%         98.56%         97.49%         96.30%

Prepayment Restrictions       JAN-12         JAN-13          JAN-14        JAN-15         JAN-16
---------------------------------------------------------------------------------------------------

Locked Out                        69.07%         68.94%         71.76%         71.59%         71.40%
Yield Maintenance Total           30.93%         31.06%         28.24%         28.41%         28.60%
Open                               0.00%          0.00%          0.00%          0.00%          0.00%
---------------------------------------------------------------------------------------------------
TOTALS                           100.00%        100.00%        100.00%        100.00%        100.00%
---------------------------------------------------------------------------------------------------
Pool Balance Outstanding   $138,177,107   $136,248,423   $128,633,642   $126,552,251   $124,345,838
% Initial Pool Balance            95.04%         93.71%         88.47%         87.04%         85.52%

Prepayment Restrictions       JAN-17         JAN-18         JAN-19         JAN-20         JAN-21
---------------------------------------------------------------------------------------------------

Locked Out                         0.00%          0.00%          0.00%          0.00%          0.00%
Yield Maintenance Total          100.00%        100.00%        100.00%        100.00%        100.00%
Open                               0.00%          0.00%          0.00%          0.00%          0.00%
---------------------------------------------------------------------------------------------------
TOTALS                           100.00%        100.00%        100.00%        100.00%        100.00%
---------------------------------------------------------------------------------------------------
Pool Balance Outstanding     $5,400,000     $5,400,000     $5,400,000     $5,400,000     $5,400,000
% Initial Pool Balance             3.71%          3.71%          3.71%          3.71%          3.71%

Notes:

(1)  The analysis is based on Structuring  Assumptions and a 0% CPR as discussed in the Free Writing Prospectus Supplement.

(2)  See Appendix II of the Free Writing Prospectus Supplement for a description of the Yield Maintenance.

(3)  YM3,  YM1,  YM,  DEF/YM1  and  DEF/YM  loans  have  been  modeled  as Yield
     Maintenance.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-15

--------------------------------------------------------------------------------
                MORTGAGE LOAN NO. 1 - MOUNT PLEASANT TOWNE CENTRE
--------------------------------------------------------------------------------

            [PHOTOS OF MOUNT PLEASANT TOWNE CENTRE HAS BEEN OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-16

--------------------------------------------------------------------------------
                MORTGAGE LOAN NO. 1 - MOUNT PLEASANT TOWNE CENTRE
--------------------------------------------------------------------------------

              [MAP OF MOUNT PLEASANT TOWNE CENTRE HAS BEEN OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-17

--------------------------------------------------------------------------------
                MORTGAGE LOAN NO. 1 - MOUNT PLEASANT TOWNE CENTRE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                         $95,200,000
CUT-OFF DATE BALANCE:                     $95,200,000
LOAN PURPOSE:                             Acquisition
SHADOW RATING (MOODY'S/FITCH/DBRS):       NAP
FIRST PAYMENT DATE:                       January 1, 2007
INTEREST RATE:                            5.650%
AMORTIZATION:                             Interest only
ARD:                                      NAP
HYPERAMORTIZATION:                        NAP
MATURITY DATE:                            December 1, 2016
EXPECTED MATURITY BALANCE:                $95,200,000
SPONSOR:                                  Institutional Mall Investors, LLC
INTEREST CALCULATION:                     Actual/360
CALL PROTECTION:                          Yield maintenance for the
                                          first 25 payments, with U.S.
                                          Treasury defeasance or the
                                          payment of yield maintenance
                                          of the principal balance
                                          thereafter.  Prepayable
                                          without penalty from and
                                          after June 1, 2016.

LOAN PER SF:                              $214.78

UP-FRONT RESERVES:                        Deferred       $105,450
                                          Maintenance:

ONGOING RESERVES:                         RE Tax:             Springing
                                          Insurance:          Springing

LOCKBOX:                                  Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                   Single Asset
PROPERTY TYPE:                            Retail
PROPERTY SUB-TYPE:                        Anchored
LOCATION:                                 Mount Pleasant, SC
YEAR BUILT/RENOVATED:                     1999 / NAP
PERCENT LEASED(1):                        96.1%
SQUARE FOOTAGE:                           443,251
THE COLLATERAL:                           Anchored retail center

OWNERSHIP INTEREST:                       Fee and Leasehold

PROPERTY MANAGEMENT:                      Madison Marquette Realty
                                          Services, L.P.

3RD MOST RECENT NOI (AS OF):              $5,888,713 (TTM 12/31/2004)
2ND MOST RECENT NOI (AS OF):              $5,938,087 (TTM 12/31/2005)
MOST RECENT NOI (AS OF):                  $6,458,640 (Annualized 06/30/2006)
U/W NET OP. INCOME:                       $6,650,134
U/W NET CASH FLOW:                        $6,596,380
U/W OCCUPANCY:                            92.8%
APPRAISED VALUE:                          $137,000,000
CUT-OFF DATE LTV:                         69.5%
MATURITY DATE LTV:                        69.5%
DSCR:                                     1.21x
POST IO DSCR:                             NAP
--------------------------------------------------------------------------------

(1)   Percent leased is based on the rent roll dated November 15, 2006.

THE MOUNT PLEASANT TOWNE CENTRE

      THE LOAN. The largest loan (the "Mount Pleasant Towne Centre Loan") as evidenced by the Secured Promissory Note (the "Mount Pleasant Towne Centre
Note") is secured by a first priority fee and leasehold Mortgage and Security
Agreement, Assignment of Deed of Trust and Assignment of Leases and Rents (the
"Mount Pleasant Towne Centre Mortgage") encumbering the 443,251 square foot anchored retail center located in Mount Pleasant, South Carolina (the "Mount
Pleasant Towne Centre Property"). The subject and its neighborhood are located approximately three miles east/northeast of the Charleston Central Business
District. The Mount Pleasant Town Centre Loan was originated on November 17,
2006 by or on behalf of Principal Commercial Funding II, LLC.

      THE BORROWER. The borrower is IMI Mount Pleasant LLC, a Delaware limited liability company (the "Mount Pleasant Towne Centre Borrower"). The borrower consists of Institutional Mall Investors, LLC ("IMI"), a joint venture between
California Public Employees' Retirement System ("CalPERS"), with 99% ownership, and MCA Mall Investors LLC (an affiliate of Miller Capital Advisory, Inc.), with
1% ownership. IMI was formed in 2003 for the purpose of acquiring, owning, developing, and managing dominant malls and lifestyle centers as part of
CalPERS' core real estate program. The advisor to IMI, Miller Capital Advisory,
Inc. was founded in 1996. Andrew Miller and Michael Goldberg, two senior executives of Miller Capital Advisory, Inc. have been involved in the acquisition, disposition, development, management and financing of various types of commercial real estate assets in excess of 30 years.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-18

      THE PROPERTY. The Mount Pleasant Towne Centre Property consists of a
443,251 square foot open-air, regional lifestyle center that was built in 1999.
The total square footage includes two additional pads that are currently being developed which total approximately 14,000 square feet. In addition, the property includes a 1.4 acre parcel owned by a third party and leased by the
Mount Pleasant Towne Center Borrower. The Mount Pleasant Town Centre Borrower
leases the building on the parcel to Chili's. The property consists of 20 buildings connected by a series of pedestrian pathways. The property is served by surface parking lots that contain approximately 1,795 spaces (4.06/1,000 square feet). The property is located along U.S. Highway 17, between the intersections with Interstate 526 and the Isle of Palms Connector, also known as
Highway 517. Mount Pleasant Towne Centre Property has 1.4 acre parcel owned by a third party and leased by the Mount Pleasant Towne Centre Borrower (the borrower owns the building on the property). This ground lease expires on June 9, 2015 and has four (4) five (5) year renewal option.

      The following table presents certain information relating to the lease rollover at Mount Pleasant Towne Centre Property:

-----------------------------------------------------------------------------------------------------------------
                                             LEASE ROLLOVER SCHEDULE
-----------------------------------------------------------------------------------------------------------------
                             AVERAGE                                      % OF TOTAL
                 # OF     UNDERWRITTEN                    CUMULATIVE     UNDERWRITTEN      CUMULATIVE % OF TOTAL
                LEASES    BASE RENT PER   % OF TOTAL SF    % OF SF       BASE RENTAL         UNDERWRITTEN BASE
    YEAR        ROLLING    SF ROLLING        ROLLING       ROLLING     REVENUES ROLLING   RENTAL REVENUES ROLLING
-----------------------------------------------------------------------------------------------------------------

   Vacant          3         $ 0.00             4%             4%             0%                     0%
-----------------------------------------------------------------------------------------------------------------
    2007           2         $21.29             1%             5%             1%                     1%
-----------------------------------------------------------------------------------------------------------------
    2008           5         $20.98             2%             6%             2%                     3%
-----------------------------------------------------------------------------------------------------------------
    2009          18         $22.63             9%            16%            14%                    17%
-----------------------------------------------------------------------------------------------------------------
    2010          12         $14.73            15%            31%            15%                    33%
-----------------------------------------------------------------------------------------------------------------
    2011          12         $19.14            17%            48%            22%                    54%
-----------------------------------------------------------------------------------------------------------------
    2012           1         $28.00             1%            49%             3%                    57%
-----------------------------------------------------------------------------------------------------------------
    2013           2         $25.73             2%            52%             4%                    61%
-----------------------------------------------------------------------------------------------------------------
    2014           1         $15.00             5%            56%             5%                    66%
-----------------------------------------------------------------------------------------------------------------
    2015           1         $23.50             3%            59%             4%                    70%
-----------------------------------------------------------------------------------------------------------------
    2016           0         $ 0.00             0%            59%             0%                    70%
-----------------------------------------------------------------------------------------------------------------
2017 & Beyond      8         $10.94            41%           100%            30%                   100%
-----------------------------------------------------------------------------------------------------------------

      The following table presents certain information relating to the major tenants at the Mount Pleasant Towne Centre Property:

---------------------------------------------------------------------------------------------------------------------------
                                                                                    % OF TOTAL     ANNUALIZED
                            CREDIT RATING                            ANNUALIZED     ANNUALIZED    UNDERWRITTEN
                               (FITCH/        TENANT                UNDERWRITTEN   UNDERWRITTEN    BASE RENT       LEASE
      TENANT NAME          MOODY'S/S&P)(1)     NRSF     % OF NRSF     RENT ($)      BASE RENT     ($ PER NRSF)   EXPIRATION
---------------------------------------------------------------------------------------------------------------------------

Consolidated Theaters         --/--/--        61,396       14%       $1,206,432         18%          $19.65      08/31/2019
---------------------------------------------------------------------------------------------------------------------------
Bed Bath & Beyond             --/--/BBB       34,560        8%       $  406,080          6%          $11.75      01/31/2010
---------------------------------------------------------------------------------------------------------------------------
Barnes & Noble                --/--/--        21,000        5%       $  315,000          5%          $15.00      08/31/2014
---------------------------------------------------------------------------------------------------------------------------
Old Navy                    BBB-/Baa3/BB+     21,450        5%       $  310,308          5%          $14.47      06/30/2011
---------------------------------------------------------------------------------------------------------------------------
Ulta Salon                    --/--/--        12,304        3%       $  289,144          4%          $23.50      11/30/2015
---------------------------------------------------------------------------------------------------------------------------
Earth Fare                    --/--/--        15,600        4%       $  224,952          3%          $14.42      07/31/2018
---------------------------------------------------------------------------------------------------------------------------
Tweeter                       --/--/--        12,979        3%       $  200,000          3%          $15.41      01/31/2018
---------------------------------------------------------------------------------------------------------------------------
Rack Room Shoes               --/--/--         9,108        2%       $  182,160          3%          $20.00      01/31/2011
---------------------------------------------------------------------------------------------------------------------------
Gap & Gap Kids              BBB-/Baa3/BB+      9,977        2%       $  170,607          3%          $17.10      06/30/2011
---------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                       198,374       45%       $3,304,683         50%          $16.66
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Other Tenants                    NAP         227,373       51%       $3,312,269         50%          $14.57       Various
---------------------------------------------------------------------------------------------------------------------------
Vacant Space                     NAP          17,504        4%       $        0          0%          $ 0.00         NAP
---------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                       443,251      100%       $6,616,952        100%          $15.54
---------------------------------------------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent company whether or not the parent guarantees the lease

      ESCROWS AND RESERVES. Upon the occurrence of an event of default, the
Mount Pleasant Towne Centre Borrower is required to deposit monthly 1/12 of the estimated annual taxes and insurance premium costs.

      LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to
Mount Pleasant Towne Centre.

      PROPERTY MANAGEMENT. The Mount Pleasant Towne Centre Property is managed by Madison Marquette Realty Services, L.P. Madison Marquette Realty Services,
L.P. provides specialized property management services for more than 25 institutional clients. Madison Marquette Realty Services, L.P. manages community shopping centers, lifestyle villages, mixed-use developments, neighborhood centers, regional shopping centers and urban street retail.

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refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-19

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Future mezzanine financing is permitted subject to various conditions including: (i) the amount will not result in an aggregate LTV greater than 80% and DSCR less than 1.10x; (ii)
lender must approve the mezzanine lender and financing documents and lender shall enter into an intercreditor agreement with mezzanine lender; and (iii) the ability to obtain mezzanine debt is personal to the current Mount Pleasant Town
Centre Borrower and any successor or assignee of the Mount Pleasant Town Centre
Borrower under the Loan.

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

      RELEASE OF PARCELS. The Mount Pleasant Towne Centre Borrower may request release of a non-income producing parcels of land provided several conditions are met in accordance with the loan documents.

      Certain additional information regarding the Mount Pleasant Towne Centre
Loan and the Mount Pleasant Towne Centre Property is set forth on Appendix II hereto.

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This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-20

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

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                                      T-21

--------------------------------------------------------------------------------
                    MORTGAGE LOAN NO. 2 - FOUR SEASONS HOTEL
--------------------------------------------------------------------------------

                 [PHOTOS OF FOUR SEASONS HOTEL HAS BEEN OMITTED]

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refer to important information and qualifications at the end of this material.
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                                      T-22

--------------------------------------------------------------------------------
                    MORTGAGE LOAN NO. 2 - FOUR SEASONS HOTEL
--------------------------------------------------------------------------------

                  [MAP OF FOUR SEASONS HOTEL HAS BEEN OMITTED]

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refer to important information and qualifications at the end of this material.
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                                      T-23

--------------------------------------------------------------------------------
                    MORTGAGE LOAN NO. 2 - FOUR SEASONS HOTEL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                         $72,000,000
CUT-OFF DATE BALANCE:                     $72,000,000
LOAN PURPOSE:                             Refinance
SHADOW RATING (MOODY'S/FITCH/DBRS):       NAP
FIRST PAYMENT DATE:                       January 1, 2007
INTEREST RATE:                            5.325%
AMORTIZATION:                             Interest Only
ARD:                                      NAP
HYPERAMORTIZATION:                        NAP
MATURITY DATE:                            December 1, 2016
EXPECTED MATURITY BALANCE:                $72,000,000
SPONSORS:                                 Joseph Cohen and Robert Cohen
INTEREST CALCULATION:                     Actual/360
CALL PROTECTION:                          Locked out until December 1,
                                          2008, with the payment of
                                          the greater of a yield
                                          maintenance premium and 1%
                                          of the principal balance
                                          until June 1, 2016.
                                          Thereafter, the borrower
                                          must pay a premium equal to
                                          a yield maintenance premium
                                          through October 31, 2016.
                                          Prepayable without penalty
                                          from and after November 1,
                                          2016.

LOAN PER ROOM:                            $252,632

UP-FRONT RESERVES:                        None

ONGOING RESERVES:                         RE Tax:             Springing
                                          Insurance:          Springing
                                          FF&E:               Springing
                                          Ground Rent:        Springing

LOCKBOX:                                  Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                   Single Asset
PROPERTY TYPE:                            Hospitality
PROPERTY SUB-TYPE:                        Full Service
LOCATION:                                 Los Angeles, CA
YEAR BUILT/RENOVATED:                     1987 / 1998, 2000-2006
OCCUPANCY(1):                             78.5%
ROOMS:                                    285
THE COLLATERAL:                           285-room, full service hotel

OWNERSHIP INTEREST:                       Leasehold

PROPERTY MANAGEMENT:                      Four Seasons Hotels Limited

3RD MOST RECENT NOI (AS OF):              $7,666,500 (TTM 12/31/2004)
2ND MOST RECENT NOI (AS OF):              $10,324,500 (TTM 12/31/2005)
MOST RECENT NOI (AS OF):                  $11,565,100 (TTM 10/31/2006)
U/W NET OP. INCOME:                       $12,446,296
U/W NET CASH FLOW:                        $10,272,926
U/W OCCUPANCY:                            78.5%
APPRAISED VALUE:                          $136,800,000
CUT-OFF DATE LTV:                         52.6%
MATURITY DATE LTV:                        52.6%
DSCR:                                     2.64x
POST IO DSCR:                             NAP
--------------------------------------------------------------------------------

(1)   Occupancy is based on the trailing twelve months financials dated October
      31, 2006.

THE FOUR SEASONS HOTEL LOAN

      THE LOAN. The second largest loan (the "Four Seasons Hotel Loan") is evidenced by a promissory note and is secured by a first priority leasehold deed of trust on the Four Seasons Hotel located in Los Angeles, California (the "Four
Seasons Hotel Property"). The Four Seasons Hotel Loan was originated on December
1, 2006 by Bear Stearns Commercial Mortgage, Inc.

      THE BORROWER. The borrower is Burton Way Hotels, LLC, a Delaware limited liability company (the "Four Seasons Hotel Borrower") that owns no material assets other than the Four Seasons Hotel Property. The sponsors, Joseph Cohen and Robert Cohen, are the original developers of the Four Seasons Hotel, which opened for business in 1987. The Cohens are experienced in the California real estate industry. Robert Cohen founded American Realcorp in 1963, originally a developer of apartment complexes in the Los Angeles area during the 1960s. In the 1970's and continuing in the 1980's, the company embarked on larger developments, expanding its portfolio to include high-rise condominium projects, office parks and multi-use complexes, as well as developments outside the Los
Angeles area and California. Today, the company has developed in excess of 10 million square feet of commercial real estate.

      THE PROPERTY. The Four Seasons Hotel Property is a 285-room full service luxury hotel located in Los Angeles, California. The property is located in the
West Los Angeles submarket of Los Angeles, situated at the intersection of
Burton Way and South Doheny Drive. The Four Seasons Hotel Property features approximately 12,800 square feet of meeting space in ten meeting rooms and one ballroom, two restaurants and a lounge. Each floor of the hotel offers views of
Beverly Hills, Bel Air, the San Gabriel Mountains, the Pacific Ocean and

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refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-24

downtown Los Angeles. The property also features a swimming pool and whirlpool, a full service spa with eight treatment rooms, a fitness facility, 24-hour business services, and a 520-space underground parking garage. Room amenities typically include a king-size bed, cable TV, a CD/DVD player, a writing desk, internet access, a bathroom with marble countertops, and a balcony. The Four
Seasons Hotel Property has been the recipient of the AAA Five Diamond Award for six consecutive years. The Four Seasons Hotel Property was originally constructed in 1987, and has been continuously renovated since 1998 at a total cost of approximately $21.7 million ($76,140/key) including guestroom refurbishments, installation of high-speed internet-access lines, construction of the spa, bathroom upgrades and elevator modernization. The sponsors have additional planned renovations to the Four Seasons Hotel Property over the next three years, which include upgrades to guestroom and common areas totaling approximately $22.4 million ($78,600/key). The Four Seasons Hotel Borrower owns a leasehold interest in the Four Seasons Hotel Property pursuant to a ground lease. The ground lease expires on March 31, 2074 with a current annual rent of
$3,701,663.

-----------------------------------------------------------------------------------------------------------
                           SUBJECT AND MARKET HISTORICAL OCCUPANCY, ADR, REVPAR
-----------------------------------------------------------------------------------------------------------
                    COMPETITIVE SET (1)             FOUR SEASONS HOTEL (2)           PENETRATION FACTOR

    YEAR       OCCUPANCY     ADR      REVPAR    OCCUPANCY      ADR     REVPAR    OCCUPANCY    ADR    REVPAR
-----------------------------------------------------------------------------------------------------------

    2004         70.0%     $368.63   $258.13      73.6%      $364.87   $268.65    105.1%     99.0%   104.1%
-----------------------------------------------------------------------------------------------------------
    2005         75.4%     $407.12   $307.15      78.2%      $390.60   $305.45    103.7%     95.9%    99.4%
-----------------------------------------------------------------------------------------------------------
T-12 10/2006     75.1%     $456.07   $342.51      78.5%      $429.23   $336.81    104.5%     94.1%    98.3%
-----------------------------------------------------------------------------------------------------------

(1)   Data provided by Smith Travel Research based on the competitive set provided in the appraisal.

(2)   Based on operating statements provided by the Four Seasons Hotel Borrower.

      PROPERTY MANAGEMENT. The Four Seasons Hotel Property is managed by Four
Seasons Hotels Limited ("Four Seasons"). Four Seasons (NYSE: FS) manages luxury hotels and resorts with properties located in various cities and resort destinations in 31 countries in North America, the Caribbean, Europe, Asia,
Australia, the Middle East, and South America. As of December 31, 2005, the
company had a portfolio of 70 luxury hotel and resort properties, primarily under the brand name `Four Seasons', containing approximately 17,300 guest rooms. Four Seasons, Four Seasons Hotel Borrower and lender are parties to (i) a tri-party agreement (the "Tri-Party Agreement") that provides, among other things, the Four Seasons will operate a cash management system and maintain reserves at the Four Seasons Hotel Property, and (ii) an assignment of management agreement, security agreement and subordination, nondisturbance and recognition agreement, which provides, among other things, in the event of a foreclosure by lender, Four Seasons and lender will each recognize each other as manager and owner, respectively, under the management agreement.

      ESCROWS AND RESERVES. Tax, insurance, FF&E, and ground rent reserves spring in the event that the property manager is not collecting sufficient reserves in an account subject to the conditions of the Tri-Party Agreement between the lender, property manager and the Four Seasons Hotel Borrower.

      LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the Four Seasons Hotel Loan. Four Seasons operates the cash management system in connection with its management of the Four Seasons Hotel Property.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. The direct or indirect owners of the Four Seasons Hotel Borrower are permitted to obtain mezzanine financing, subject to the satisfaction of certain conditions set forth in the mortgage loan documents, including but not limited to: (i) the aggregate LTV may not exceed 60%; (ii) the DSCR on the aggregate debt must be equal to or greater than 1.65x; (iii) the future mezzanine debt will be subject to a subordination and standstill agreement; and (iv) the Four Seasons Hotel Borrower must deliver rating agency confirmation of no downgrade of the ratings on the series
2007-TOP25 certificates.

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not Allowed.

      RELEASE OF PARCELS.  Not allowed.

      Certain additional information regarding the Four Seasons Hotel Loan and the Four Seasons Hotel Property is set forth on Appendix II hereto.

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This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-25

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 3 - SHOPPES AT PARK PLACE
--------------------------------------------------------------------------------

               [PHOTOS OF SHOPPES AT PARK PLACE HAS BEEN OMITTED]

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refer to important information and qualifications at the end of this material.
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                                      T-26

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 3 - SHOPPES AT PARK PLACE
--------------------------------------------------------------------------------

                 [MAP OF SHOPPES AT PARK PLACE HAS BEEN OMITTED]

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refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-27

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 3 - SHOPPES AT PARK PLACE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                         $71,000,000
CUT-OFF DATE BALANCE:                     $71,000,000
LOAN PURPOSE:                             Refinance
SHADOW RATING (MOODY'S/FITCH/DBRS):       NAP
FIRST PAYMENT DATE:                       February 3, 2007
INTEREST RATE:                            5.883%
AMORTIZATION:                             Interest Only
ARD:                                      NAP
HYPERAMORTIZATION:                        NAP
MATURITY DATE:                            January 3, 2017
EXPECTED MATURITY BALANCE:                $71,000,000
SPONSOR:                                  Robert Schmidt, Jr.
INTEREST CALCULATION:                     Actual/360
CALL PROTECTION:                          Locked out until the earlier of
                                          December 20, 2010 or 2 years after the
                                          REMIC "start-up" day, with U.S.
                                          Treasury defeasance thereafter.
                                          Prepayable without penalty from and
                                          after December 3, 2016.

LOAN PER SF:                              $218.28

UP-FRONT RESERVES:                        Other:              $4,146,232

ONGOING RESERVES:                         RE Tax:             Springing
                                          Insurance:          Springing
                                          TI/LC:              Springing

LOCKBOX:                                  Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                   Single Asset
PROPERTY TYPE:                            Retail
PROPERTY SUB-TYPE:                        Anchored
LOCATION:                                 Pinellas Park, FL
YEAR BUILT/RENOVATED:                     2006 / NAP
PERCENT LEASED(1):                        93.5%
SQUARE FOOTAGE:                           325,270
THE COLLATERAL:                           Anchored retail center

OWNERSHIP INTEREST:                       Fee
PROPERTY MANAGEMENT:                      Boulder Venture South

3RD MOST RECENT NOI (AS OF):              NAP
2ND MOST RECENT NOI (AS OF):              NAP
MOST RECENT NOI (AS OF):                  NAP
U/W NET OP. INCOME:                       $5,463,921
U/W NET CASH FLOW:                        $5,350,000
U/W OCCUPANCY:                            96.0%
APPRAISED VALUE:                          $90,040,000
CUT-OFF DATE LTV:                         78.9%
MATURITY DATE LTV:                        78.9%
DSCR:                                     1.26x
POST IO DSCR:                             NAP
--------------------------------------------------------------------------------

(1)   Percent leased is based on the rent roll dated December 20, 2006.

THE SHOPPES AT PARK PLACE LOAN

      THE LOAN. The third largest loan (the "Shoppes at Park Place Loan") as evidenced by the Secured Promissory Note (the "Shoppes at Park Place Note") is
secured by a first priority fee Mortgage and Security Agreement, Assignment of
Deed of Trust and Assignment of Leases and Rents (the "Shoppes at Park Place
Mortgage") encumbering the 325,270 square foot anchored retail center, known as
Shoppes at Park Place, located in Pinellas Park, Florida (the "Shoppes at Park
Place Property"). The Shoppes at Park Place Loan was originated on December 20,
2006 by or on behalf of Principal Commercial Funding II, LLC.

      THE BORROWER. The Shoppes at Park Place Borrower is KB Parkside, LLC, a
Florida limited liability company (the "Shoppes at Park Place Borrower"). The borrowing entity is comprised of Robert Schmidt (managing member and 50% owner in Shoppes at Park Place Borrower) and Kelly Schmidt (50% owner in Shoppes at
Park Place Borrower). Mr. Schmidt will guaranty the liability carveouts. Mr.
Schmidt has 43 years of real estate experience.

      THE PROPERTY. The Shoppes at Park Place Property consists of a 325,270 square foot power center along with seven pad sites. The center is anchored by
American Signature Furniture, Office Depot, Michael's Crafts, and Marshall's. In
addition, the center is shadow anchored by a Super Target and a Home Depot, which are not collateral for the Shoppes at Park Place Loan. The center was constructed in 2006. The improvements are located on a 43.20 acre site and parking is provided for approximately 2,391 vehicles (7.35/1,000 square feet).
The center is located at the intersection of US Hwy 19 and Park Boulevard.

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refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-28

      The following table presents certain information relating to the lease rollover at the Shoppes at Park Place Property:

-----------------------------------------------------------------------------------------------------------------
                                             LEASE ROLLOVER SCHEDULE
-----------------------------------------------------------------------------------------------------------------
                             AVERAGE                                      % OF TOTAL
                 # OF     UNDERWRITTEN                    CUMULATIVE     UNDERWRITTEN      CUMULATIVE % OF TOTAL
                LEASES    BASE RENT PER   % OF TOTAL SF    % OF SF       BASE RENTAL         UNDERWRITTEN BASE
    YEAR        ROLLING    SF ROLLING        ROLLING       ROLLING     REVENUES ROLLING   RENTAL REVENUES ROLLING
-----------------------------------------------------------------------------------------------------------------

   Vacant         11         $ 0.00             6%             6%             0%                     0%
-----------------------------------------------------------------------------------------------------------------
    2007           0         $ 0.00             0%             6%             0%                     0%
-----------------------------------------------------------------------------------------------------------------
    2008           0         $ 0.00             0%             6%             0%                     0%
-----------------------------------------------------------------------------------------------------------------
    2009           0         $ 0.00             0%             6%             0%                     0%
-----------------------------------------------------------------------------------------------------------------
    2010           0         $ 0.00             0%             6%             0%                     0%
-----------------------------------------------------------------------------------------------------------------
    2011          15         $20.95            13%            19%            18%                    18%
-----------------------------------------------------------------------------------------------------------------
    2012           3         $25.88             3%            22%             5%                    23%
-----------------------------------------------------------------------------------------------------------------
    2013           1         $28.00             2%            24%             4%                    27%
-----------------------------------------------------------------------------------------------------------------
    2014           0         $ 0.00             0%            24%             0%                    27%
-----------------------------------------------------------------------------------------------------------------
    2015           5         $18.63            10%            34%            13%                    40%
-----------------------------------------------------------------------------------------------------------------
    2016           5         $12.17            27%            61%            23%                    63%
-----------------------------------------------------------------------------------------------------------------
2017 & Beyond      3         $13.99            39%           100%            37%                   100%
-----------------------------------------------------------------------------------------------------------------

      The following table presents certain information relating to the major tenants at Shoppes at Park Place Property:

---------------------------------------------------------------------------------------------------------------------------
                                                                     ANNUALIZED     % OF TOTAL     ANNUALIZED
                            CREDIT RATING                           UNDERWRITTEN    ANNUALIZED    UNDERWRITTEN
                               (FITCH/        TENANT                    BASE       UNDERWRITTEN       RENT         LEASE
        TENANT NAME        MOODY'S/S&P)(1)     NRSF     % OF NRSF     RENT ($)      BASE RENT     ($ PER NRSF)   EXPIRATION
---------------------------------------------------------------------------------------------------------------------------

Parkside 16                   --/B2/BB-       73,000       22%       $1,095,000         23%          $15.00      10/31/2021
---------------------------------------------------------------------------------------------------------------------------
American Signature            --/--/--        50,000       15%       $  587,500         12%          $11.75      01/31/2021
---------------------------------------------------------------------------------------------------------------------------
Off Broadway Shoes            --/--/--        20,125        6%       $  291,813          6%          $14.50      11/30/2016
---------------------------------------------------------------------------------------------------------------------------
Marshalls of MA                --/A3/A        30,000        9%       $  267,000          6%           $8.90      03/31/2016
---------------------------------------------------------------------------------------------------------------------------
Office Depot                --/Baa3/BBB-      20,000        6%       $  260,004          5%          $13.00      12/31/2015
---------------------------------------------------------------------------------------------------------------------------
Tile Outlets                  --/--/--        15,000        5%       $  228,756          5%          $15.25      08/31/2016
---------------------------------------------------------------------------------------------------------------------------
Michaels Stores               --/B2/B-        21,348        7%       $  213,480          5%          $10.00      03/31/2016
---------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                       229,473       71%       $2,943,553         62%          $12.83
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Other Tenants                    NAP          74,816       23%       $1,792,937         38%          $23.96       Various
---------------------------------------------------------------------------------------------------------------------------
Vacant Space                     NAP          20,981        6%       $        0          0%          $ 0.00         NAP
---------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                       325,270      100%       $4,736,489        100%          $15.57
---------------------------------------------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent company whether or not the parent guarantees the lease

      ESCROWS AND RESERVES. Upon the occurrence of an event of default, the
Shoppes at Park Place Borrower is required to deposit monthly 1/12 of the estimated annual taxes and insurance premium costs. In the event the debt service coverage ratio falls below 1.10x based on a trailing 12 months on a quarterly basis, the Shoppes at Park Place Borrower shall deposit $15,000 monthly to be capped at $350,000. Also a $3,842,633 debt service coverage escrow is being held until the occurrence of a stabilized net cash flow that produces a debt service coverage ratio of 1.26x. In the event this stabilization of cash flow does occur within two years of origination, the lender has the right to apply the escrow to a principal reduction to achieve a debt service coverage ratio of not less than 1.26x. Finally a $303,599 tenant allowance escrow is being held until Optical Outlet, American Pie and BJ's Brewhouse take occupancy.

      LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the Shoppes at Park Place Loan.

      PROPERTY MANAGEMENT. The Shoppes at Park Place Property is managed by
Boulder Venture South which is an affiliate of the Shoppes at Park Place
Borrower. Boulder Venture South has developed over $700 million worth of real estate properties since 1992.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Future mezzanine financing is permitted subject to various conditions including: (i) the amount will not result in an aggregate LTV greater than 80% and DSCR less than 1.20x; (ii)
lender must approve the mezzanine lender and financing documents and lender shall enter into an intercreditor agreement with mezzanine lender; and (iii) the ability to obtain mezzanine debt is personal to the current Shoppes at Park
Place Borrower and any successor or assignee of the Shoppes at Plark Place
Borrower under the Shoppes at Park Place Loan.

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

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refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-29

      RELEASE OF PARCELS. The Shoppes at Park Place Borrower may obtain a release of one or more parcels described in the loan documents subject to the
Shoppes at Park Place Loan being paid down by 110% of the value attributable to the released parcel(s) per the loan documents plus the payment of a make whole premium. The Shoppes at Park Place Borrower must also meet the specific other requirements in the loan documents including in part that the remaining parcels have an underwritten net cash flow of at least 1.26x.

      Certain additional information regarding the Shoppes at Park Place Loan and the Shoppes at Park Place Property is set forth on Appendix II hereto.

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refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-30

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

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refer to important information and qualifications at the end of this material.
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                                      T-31

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 4 - VILLAGE SQUARE
--------------------------------------------------------------------------------

                   [PHOTOS OF VILLAGE SQUARE HAS BEEN OMITTED]

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refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-32

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 4 - VILLAGE SQUARE
--------------------------------------------------------------------------------

                    [MAP OF VILLAGE SQUARE HAS BEEN OMITTED]

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refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-33

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 4 - VILLAGE SQUARE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                         $59,680,000
CUT-OFF DATE BALANCE:                     $59,680,000
LOAN PURPOSE:                             Refinance
SHADOW RATING (MOODY'S/FITCH/DBRS):       NAP
FIRST PAYMENT DATE:                       February 1, 2007
INTEREST RATE:                            5.660%
AMORTIZATION:                             Interest Only through January 1, 2012.
                                          Principal and interest payments of
                                          $344,871.68 beginning February1, 2012
                                          through the maturity date.

ARD:                                      NAP
HYPERAMORTIZATION:                        NAP
MATURITY DATE:                            January 1, 2017
EXPECTED MATURITY BALANCE:                $55,650,728
SPONSOR:                                  Triple Five Nevada Development
                                          Corporation

INTEREST CALCULATION:                     Actual/360
CALL PROTECTION:                          Locked out until the earlier
                                          of December 15, 2010 or 2
                                          years after the REMIC
                                          "start-up" day, with U.S.
                                          Treasury defeasance
                                          thereafter.  Prepayable
                                          without penalty from and after
                                          October 1, 2016.

LOAN PER SF:                              $250.93

UP-FRONT RESERVES:                        RE Tax:             $68,238
                                          Insurance:          $16,926

ONGOING RESERVES:                         RE Tax:             $34,119 / month
                                          Insurance:          $2,821 / month
                                          TI/LC:              $21,838 / month
                                          Cap Ex:             $2,973 /  month

LOCKBOX:                                  Springing Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                   Single Asset
PROPERTY TYPE:                            Retail
PROPERTY SUB-TYPE:                        Anchored
LOCATION:                                 Las Vegas, NV
YEAR BUILT/RENOVATED:                     1998 & 2005 / NAP
PERCENT LEASED(1):                        94.5%
SQUARE FOOTAGE:                           237,834
THE COLLATERAL:                           Anchored retail center

OWNERSHIP INTEREST:                       Fee

PROPERTY MANAGEMENT:                      Triple Five Nevada Development
                                          Corporation

3RD MOST RECENT NOI (AS OF):              NAP
2ND MOST RECENT NOI (AS OF):              NAP
MOST RECENT NOI (AS OF):                  NAP
U/W NET OP. INCOME:                       $5,087,640
U/W NET CASH FLOW:                        $4,789,905
U/W OCCUPANCY:                            92.3%
APPRAISED VALUE(2):                       $74,600,000
CUT-OFF DATE LTV:                         80.0%
MATURITY DATE LTV:                        74.6%
DSCR:                                     1.40x
POST IO DSCR:                             1.16x
--------------------------------------------------------------------------------

(1)   Percent leased is based on the underwritten rent roll as of October 24,
      2006.

(2)   The Appraised Value represents the "stabilized value", effective the earlier of June 18, 2007, or when occupancy is equal to or greater than
      92%.

THE VILLAGE SQUARE LOAN

      THE LOAN. The fourth largest loan (the "Village Square Loan") as evidenced by the Promissory Note (the "Village Square Note") is secured by a first priority fee Deed of Trust and Absolute Assignment of Rents and Leases and
Security Agreement (the "Village Square Mortgage") encumbering the 237,834 square foot anchored retail center known as Village Square, located in Las
Vegas, Nevada (the "Village Square Property"). The Village Square Loan was
originated on December 11, 2006 by or on behalf of Wells Fargo Bank, National
Association.

      THE BORROWER. The borrower is Village Square Shopping Center, LLC, a
Nevada limited liability company (the "Village Square Borrower") that owns no material asset other than the Village Square Property and related interests. The
Village Square Borrower is a single purpose, bankruptcy remote entity. The sponsor of the Village Square Loan is Triple Five Nevada Development
Corporation. Triple Five Nevada Development Corporation is a subsidiary of
Triple Five Development Group Central, which was founded by the Ghermezian family, which owns the world's first and second largest malls, the West Edmonton
Mall in Canada and Mall of America in Minnesota. Triple Five Development Group
develops, manages, owns and operates its world-wide enterprises through its staff of over 2,000 employees. Triple Five Nevada Development Corporation has reported total assets of $1.2 billion and a reported total net worth of $353 million.

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refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-34

      THE PROPERTY. The Village Square Property is located in Las Vegas, Nevada, approximately 12 miles northwest of the Las Vegas "Strip" and within Summerlin, an affluent suburb. The subject was originally constructed in 1998 and 2005 and consists of 237,834 square feet in 8 buildings. Four of the eight buildings are two stories, with office tenants on the second levels comprising 64,340 square feet. The in-line component is comprised of 103,494 square feet of ground level retail space plus a 70,000 SF Regal Cinema. It is situated on approximately 19.6 acres and includes a total of 1,252 parking spaces, including 51 handicapped spaces. The major tenant at the subject property is Regal Cinema, an 18-screen stadium style movie theater. Regal Cinema is owned by Regal Cinemas Corporation, which in turn is owned by Regal Entertainment Group, a public company that operates the largest theater circuit in the United States.

      The following table presents certain information relating to the lease rollover at the Village Square Property:

-----------------------------------------------------------------------------------------------------------------
                                             LEASE ROLLOVER SCHEDULE
-----------------------------------------------------------------------------------------------------------------
                                                                                              CUMULATIVE % OF
                             AVERAGE                                      % OF TOTAL               TOTAL
                 # OF     UNDERWRITTEN                    CUMULATIVE     UNDERWRITTEN          UNDERWRITTEN
                LEASES    BASE RENT PER   % OF TOTAL SF    % OF SF       BASE RENTAL            BASE RENTAL
    YEAR        ROLLING    SF ROLLING        ROLLING       ROLLING     REVENUES ROLLING      REVENUES ROLLING
-----------------------------------------------------------------------------------------------------------------

   Vacant          6         $ 0.00             5%             5%             0%                     0%
-----------------------------------------------------------------------------------------------------------------
     MTM           1         $12.09             1%             6%             1%                     1%
-----------------------------------------------------------------------------------------------------------------
    2007           3         $45.02             2%             8%             4%                     4%
-----------------------------------------------------------------------------------------------------------------
    2008           4         $30.40             5%            13%             6%                    11%
-----------------------------------------------------------------------------------------------------------------
    2009          10         $31.93            13%            26%            18%                    28%
-----------------------------------------------------------------------------------------------------------------
    2010          10         $29.62            10%            36%            13%                    41%
-----------------------------------------------------------------------------------------------------------------
    2011          23         $35.12            21%            57%            32%                    73%
-----------------------------------------------------------------------------------------------------------------
    2012           2         $29.86             2%            59%             3%                    76%
-----------------------------------------------------------------------------------------------------------------
    2013           2         $26.74             3%            62%             3%                    79%
-----------------------------------------------------------------------------------------------------------------
    2014           0         $ 0.00             0%            62%             0%                    79%
-----------------------------------------------------------------------------------------------------------------
    2015           4         $29.96             7%            70%            10%                    89%
-----------------------------------------------------------------------------------------------------------------
    2016           1         $30.00             1%            71%             1%                    90%
-----------------------------------------------------------------------------------------------------------------
2017 & Beyond      1         $ 7.86            29%           100%            10%                   100%
-----------------------------------------------------------------------------------------------------------------

      The following table presents certain information relating to the major tenants at the Village Square Property:

------------------------------------------------------------------------------------------------------------------------------------
                                                                         ANNUALIZED     % OF TOTAL     ANNUALIZED
                              CREDIT RATING                             UNDERWRITTEN    ANNUALIZED    UNDERWRITTEN
                                 (FITCH/          TENANT                    BASE       UNDERWRITTEN    BASE RENT          LEASE
       TENANT NAME           MOODY'S/ S&P) (1)     NRSF     % OF NRSF     RENT ($)      BASE RENT     ($ PER NRSF)     EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

Triple Five (2)                 --/--/--          25,365       11%       $  760,950         14%          $30.00       02/01/2011
------------------------------------------------------------------------------------------------------------------------------------
Regal Cinema                   --/Ba2/BB-         70,000       29%       $  550,000         10%          $ 7.86       12/01/2022
------------------------------------------------------------------------------------------------------------------------------------
Euphoria Salon                  --/--/--          17,330        7%       $  521,310          9%          $30.08       09/01/2015 (3)
------------------------------------------------------------------------------------------------------------------------------------
Countrywide Home Loans           A/A3/A            7,064        3%       $  262,922          5%          $37.22       08/01/2009
------------------------------------------------------------------------------------------------------------------------------------
Round 1 Boxing                  --/--/--           6,382        3%       $  191,460          3%          $30.00       01/01/2010
------------------------------------------------------------------------------------------------------------------------------------
Haru Seafood                    --/--/--           5,479        2%       $  164,370          3%          $30.00       05/01/2015
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                           131,620       55%       $2,451,012         45%          $18.62
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Other Tenants                      NAP            93,142       39%       $3,054,873         55%          $32.80          Various
------------------------------------------------------------------------------------------------------------------------------------
Vacant Space                       NAP            13,072        5%       $        0          0%          $ 0.00              NAP
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE (4)                       237,834      100%       $5,505,885        100%          $24.50
------------------------------------------------------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent company whether or not the parent guarantees the lease

(2)   Triple Five will master lease 5.4% NRA (12,818 SF) with a lease commencing
      1/1/2007 and ending 12/31/2009. The master lease is for the lesser of 2 years or until the space is fully occupied and tenants are open for business and paying rent. This space accounts for approximately 7% of the total Annualized Underwritten Base Rent. Triple Five is currently leasing
      39% of the office space

(3)   5,115 SF of the Euphoria Salon space expires on May 1, 2008

(4)   Average Total Rent Per SF excludes vacant space

      ESCROWS AND RESERVES. The Village Square Borrower is required to escrow for real estate taxes and insurance premiums monthly. The Village Square
Borrower is also required to escrow $2,973 on a monthly basis for capital expenditures. The Village Square Borrower is also required to escrow $21,838 on a monthly basis for tenant improvements and leasing commissions. The TI/LC impound is capped at $786,168, and must be replenished to the capped amount if drawn upon.

      LOCKBOX AND CASH MANAGEMENT. A hard lockbox is triggered upon (i) the occurrence of an unauthorized transfer as outlined in the Village Square
Shopping Center Note or (ii) if the DSCR falls below 1.05x (tested on a quarterly basis). Once triggered, a hard lockbox will remain in place until maturity.

      PROPERTY MANAGEMENT. The Village Square Property is managed by Triple Five
Nevada Development Corporation, the sponsor for the Village Square Shopping
Center Loan. The Triple Five Group is a multinational conglomerate and the portfolio of assets that the Triple

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refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-35

Five Group has developed, owns and manages includes ownership of the world's first and second largest malls, West Edmonton Mall and Mall of America. The management agreement is subordinate to the Village Square Loan.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

      RELEASE OF PARCELS. The Village Square Borrower may obtain a release a designated outparcel without any required prepayment of the Village Square Loan, provided the Village Square Borrower satisfies certain legal conditions outlined in the mortgage loan documents. Wells Fargo Bank, National Association attributed no income to the designated outparcel and the appraisal attributed no value to it.

      Certain additional information regarding the Village Square Loan and the
Village Square Property is set forth in Appendix II hereto.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-36

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

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refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-37

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 5 - ONE THOMAS CIRCLE
--------------------------------------------------------------------------------

                 [PHOTOS OF ONE THOMAS CIRCLE HAS BEEN OMITTED]

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This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-38

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 5 - ONE THOMAS CIRCLE
--------------------------------------------------------------------------------

                   [MAP OF ONE THOMAS CIRCLE HAS BEEN OMITTED]

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refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-39

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 5 - ONE THOMAS CIRCLE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                         $55,000,000
CUT-OFF DATE BALANCE:                     $55,000,000
LOAN PURPOSE:                             Acquisition
SHADOW RATING (MOODY'S/FITCH/DBRS):       NAP
FIRST PAYMENT DATE:                       October 1, 2006
INTEREST RATE:                            5.9265%
AMORTIZATION:                             Interest Only
ARD:                                      NAP
HYPERAMORTIZATION:                        NAP
MATURITY DATE:                            September 1, 2016
EXPECTED MATURITY BALANCE:                $55,000,000
SPONSORS:                                 GE Pension Trust and UBS
                                          Wealth Management

INTEREST CALCULATION:                     Actual/360
CALL PROTECTION:                          No lockout. In connection with
                                          any voluntary prepayment, the
                                          borrower must pay a premium
                                          equal to the greater of a
                                          yield maintenance premium and
                                          3% of the principal balance
                                          until October 1, 2009.
                                          Thereafter, the borrower must
                                          pay a premium equal to the
                                          greater of a yield maintenance
                                          premium and 1% of the
                                          principal balance. Prepayable
                                          without penalty on September 1, 2016.

LOAN PER SF:                              $243.97

UP-FRONT RESERVES:                        RE Tax:             $661,225
                                          TI/LC:              $10,417
                                          Other:              $1,367,540

ONGOING RESERVES:                         RE Tax:             $116,985 / month
                                          Insurance:          Springing
                                          Cap Ex:             Springing
                                          TI/LC:              $10,417 / month

LOCKBOX:                                  Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                   Single Asset
PROPERTY TYPE:                            Office
PROPERTY SUB-TYPE:                        Urban
LOCATION:                                 Washington, DC
YEAR BUILT/RENOVATED:                     1982 /  2003
PERCENT LEASED(1):                        100.0%
SQUARE FOOTAGE:                           225,440
THE COLLATERAL:                           Twelve-story urban office
                                          building

OWNERSHIP INTEREST:                       Fee

PROPERTY MANAGEMENT:                      Polinger Company, t/a Polinger
                                          Shannon & Luchs Company

3RD MOST RECENT NOI (AS OF):              $4,590,138 (TTM 12/31/2003)
2ND MOST RECENT NOI (AS OF):              $4,184,594 (TTM 12/31/2004)
MOST RECENT NOI (AS OF):                  $4,305,951 (TTM 12/31/2005)
U/W NET OP. INCOME:                       $4,645,628
U/W NET CASH FLOW:                        $4,437,697
U/W OCCUPANCY:                            95.0%
APPRAISED VALUE:                          $100,000,000
CUT-OFF DATE LTV:                         55.0%
MATURITY DATE LTV:                        55.0%
DSCR:                                     1.34x
POST IO DSCR:                             NAP
--------------------------------------------------------------------------------

(1)   Percent leased is based on the rent roll dated August 11, 2006.

THE ONE THOMAS CIRCLE LOAN

      THE LOAN. The fifth largest loan (the "One Thomas Circle Loan") is evidenced by a promissory note and is secured by a first priority deed of trust on the One Thomas Circle office property located in Washington, DC (the "One
Thomas Circle Property"). The One Thomas Circle Loan was originated on August
18, 2006 by Bear Stearns Commercial Mortgage, Inc.

      THE BORROWER. The borrower is Thomas Circle CF, LLC, a Delaware limited liability company (the "One Thomas Circle Borrower") that owns no material assets other than the One Thomas Circle Property and related interests. The One
Thomas Circle Borrower is indirectly owned by General Electric Pension Trust and
UBS Wealth Management-North American Property Fund, Limited ("NAPF"). As of
December 31, 2005, General Electric Pension Trust had reported assets of over
$49 billion and over 520,000 plan participants. NAPF is wholly owned by UBS WM
Global Property Fund, UBS's investment entity for North American property investments. As of July, 2006, NAPF had invested $1.4 billion of equity into direct assets and public securities.

      THE PROPERTY. The One Thomas Circle Property is a twelve-story, 225,440 square foot urban office building located along Thomas Circle in the northwest quadrant of downtown Washington, DC. The property is situated on the southwest corner of M Street and Vermont

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-40

Avenue, NW in the East End office submarket. As of August 11, 2006, the One
Thomas Circle Property was 100% leased to 12 total tenants. The largest tenant,
Hanley Wood, has been at the property since 1994 and recently expanded its space by 19,146 square feet. Founded in 1976, Hanley Wood is a media company serving housing and construction that is owned by JPMorgan Partners, LLC, a private equity affiliate of JPMorgan Chase & Co. Other notable tenants at the One Thomas
Circle Property include the law firm of Caplin & Drysdale, The Futures Group, and International Life Sciences.

      The following table presents certain information relating to the lease rollover at the One Thomas Circle Property:

-----------------------------------------------------------------------------------------------------------------
                                             LEASE ROLLOVER SCHEDULE
-----------------------------------------------------------------------------------------------------------------
                             AVERAGE                                      % OF TOTAL          CUMULATIVE % OF
                 # OF     UNDERWRITTEN                    CUMULATIVE     UNDERWRITTEN       TOTAL UNDERWRITTEN
                LEASES    BASE RENT PER   % OF TOTAL SF    % OF SF       BASE RENTAL            BASE RENTAL
    YEAR        ROLLING    SF ROLLING        ROLLING       ROLLING     REVENUES ROLLING      REVENUES ROLLING
-----------------------------------------------------------------------------------------------------------------

   Vacant          0         $ 0.00             0%             0%             0%                     0%
-----------------------------------------------------------------------------------------------------------------
    2007           0         $ 0.00             0%             0%             0%                     0%
-----------------------------------------------------------------------------------------------------------------
    2008           2         $33.49             7%             7%             7%                     7%
-----------------------------------------------------------------------------------------------------------------
    2009           0         $ 0.00             0%             7%             0%                     7%
-----------------------------------------------------------------------------------------------------------------
    2010           1         $35.01             0%             8%             0%                     7%
-----------------------------------------------------------------------------------------------------------------
    2011           2         $32.62            10%            17%             9%                    17%
-----------------------------------------------------------------------------------------------------------------
    2012           3         $34.29            37%            54%            37%                    54%
-----------------------------------------------------------------------------------------------------------------
    2013           1         $37.15            19%            73%            21%                    74%
-----------------------------------------------------------------------------------------------------------------
    2014           2         $32.45            17%            90%            16%                    90%
-----------------------------------------------------------------------------------------------------------------
    2015           1         $35.88             2%            92%             2%                    92%
-----------------------------------------------------------------------------------------------------------------
    2016           1         $34.25             8%           100%             8%                   100%
-----------------------------------------------------------------------------------------------------------------
2017 & Beyond      0         $ 0.00             0%           100%             0%                   100%
-----------------------------------------------------------------------------------------------------------------

      The following table presents certain information relating to the tenants at the One Thomas Circle Property:

------------------------------------------------------------------------------------------------------------------------------------
                                                                         ANNUALIZED     % OF TOTAL     ANNUALIZED
                               CREDIT RATING                            UNDERWRITTEN    ANNUALIZED    UNDERWRITTEN
                                  (FITCH/         TENANT                 BASE RENT     UNDERWRITTEN    BASE RENT          LEASE
        TENANT NAME            MOODY'S/S&P)        NRSF     % OF NRSF       ($)         BASE RENT     ($ PER NRSF)     EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

Hanley Wood                      --/--/--         68,377       30%       $2,365,382         31%          $34.59        07/31/2012
------------------------------------------------------------------------------------------------------------------------------------
Caplin & Drysdale                --/--/--         42,963       19%       $1,596,023         21%          $37.15        12/31/2013
------------------------------------------------------------------------------------------------------------------------------------
The Futures Group                --/--/--         38,111       17%       $1,236,605         16%          $32.45        09/30/2014
------------------------------------------------------------------------------------------------------------------------------------
International Life Sciences      --/--/--         20,086        9%       $  661,919          9%          $32.95        02/28/2011
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                           169,537       75%       $5,859,929         76%          $34.56
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Other Tenants                       NAP           55,903       25%       $1,879,521         24%          $33.62          Various
------------------------------------------------------------------------------------------------------------------------------------
Vacant Space                        NAP                0        0%       $        0          0%          $0.00             NAP
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                           225,440      100%       $7,739,450        100%          $34.33
------------------------------------------------------------------------------------------------------------------------------------

      ESCROWS AND RESERVES. The One Thomas Circle Borrower is required to escrow
1/12 of annual real estate taxes monthly. The amounts shown are the current monthly collections. Insurance reserves spring upon the occurrence of an event of default unrelated to the failure to pay insurance premiums. Cap Ex reserves spring if the One Thomas Circle Borrower fails to maintain the property in a manner acceptable to the lender. The One Thomas Circle Borrower is also required to escrow $10,417 on a monthly basis for tenant improvements and leasing commissions, capped at $1,250,000. The upfront other reserve represents tenant improvements that the One Thomas Circle Borrower owes to Hanley Wood per its lease.

      LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the One Thomas Circle Loan.

      PROPERTY MANAGEMENT. The One Thomas Circle Property is managed by Polinger
Company, t/a Polinger Shannon & Luchs Company ("Polinger"). Polinger has been developing, managing and leasing real estate in the Washington, D.C. area for over 50 years. The company currently manages a portfolio of properties it has valued in excess of $2 billion, 50% of which is comprised of commercial real estate properties.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

      RELEASE OF PARCELS. Not allowed.

      Certain additional information regarding the One Thomas Circle Loan and the One Thomas Circle Property is set forth on Appendix II hereto.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-41

--------------------------------------------------------------------------------
               MORTGAGE LOAN NO. 6 - SHERATON SUITES ON THE HUDSON
--------------------------------------------------------------------------------

           [PHOTOS OF SHERATON SUITES ON THE HUDSON HAS BEEN OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-42

--------------------------------------------------------------------------------
               MORTGAGE LOAN NO. 6 - SHERATON SUITES ON THE HUDSON
--------------------------------------------------------------------------------

             [MAP OF SHERATON SUITES ON THE HUDSON HAS BEEN OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-43

--------------------------------------------------------------------------------
               MORTGAGE LOAN NO. 6 - SHERATON SUITES ON THE HUDSON
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                         $55,000,000
CUT-OFF DATE BALANCE:                     $55,000,000
LOAN PURPOSE:                             Refinance
SHADOW RATING (MOODY'S/FITCH/DBRS):       NAP
FIRST PAYMENT DATE:                       February 1, 2007
INTEREST RATE:                            5.512%
AMORTIZATION:                             Interest Only
ARD:                                      NAP
HYPERAMORTIZATION:                        NAP
MATURITY DATE:                            January 1, 2017
EXPECTED MATURITY BALANCE:                $55,000,000
SPONSORS:                                 Hartz Mountain Industries,
                                          Inc. and UBS Financial
                                          Services, Inc.

INTEREST CALCULATION:                     Actual/360
CALL PROTECTION:                          Locked out until the earlier
                                          of December 31, 2010 or 2
                                          years after the REMIC
                                          "start-up" date, with U.S.
                                          Treasury defeasance
                                          thereafter.  Prepayable
                                          without penalty on January 1, 2017.

LOAN PER ROOM:                            $158,501

UP-FRONT RESERVES:                        RE Tax:             $191,170
                                          Insurance:          $181,528
                                          FF&E:               $58,308

ONGOING RESERVES:                         RE Tax:             $63,723 / month
                                          Insurance:          $28,332 / month
                                          FF&E:               $58,308 / month

LOCKBOX:                                  Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                   Single Asset
PROPERTY TYPE:                            Hospitality
PROPERTY SUB-TYPE:                        Full Service
LOCATION:                                 Weehawken, NJ
YEAR BUILT/RENOVATED:                     1991 / 1999
OCCUPANCY(1):                             77.6%
ROOMS:                                    347
THE COLLATERAL:                           347-room, full service hotel

OWNERSHIP INTEREST:                       Fee

PROPERTY MANAGEMENT:                      Weehawken Hotel Management, Inc.

3RD MOST RECENT NOI (AS OF):              $5,218,728 (TTM 12/31/2004)
2ND MOST RECENT NOI (AS OF):              $6,470,658 (TTM 12/31/2005)
MOST RECENT NOI (AS OF):                  $6,310,231 (TTM 08/31/2006)
U/W NET OP. INCOME:                       $6,549,462
U/W NET CASH FLOW:                        $5,847,853
U/W OCCUPANCY:                            78.3%
APPRAISED VALUE:                          $85,000,000
CUT-OFF DATE LTV:                         64.7%
MATURITY DATE LTV:                        64.7%
DSCR:                                     1.90x
POST IO DSCR:                             NAP
--------------------------------------------------------------------------------

(1)   Occupancy is based on the trailing twelve months financials dated October
      31, 2006.

THE SHERATON SUITES ON THE HUDSON LOAN

      THE LOAN. The sixth largest loan (the "Sheraton Suites on the Hudson
Loan") is evidenced by a promissory note and is secured by a first priority mortgage on the Sheraton Suites on the Hudson hotel located in Weehawken, New
Jersey (the "Sheraton Suites on the Hudson Property"). The Sheraton Suites on
the Hudson Loan was originated on December 6, 2006 by Bear Stearns Commercial
Mortgage, Inc.

      THE BORROWER. The borrower is River-PW Hotel Limited Partnership, a New
Jersey limited partnership (the "Sheraton Suites on the Hudson Borrower") that owns no material assets other than the Sheraton Suites on the Hudson Property.
The Sheraton Suites on the Hudson Borrower is indirectly owned by Hartz Mountain
Industries, Inc. ("Hartz Mountain") and UBS Financial Services, Inc. Hartz
Mountain is a private owner of commercial real estate in the U.S. Founded in
1966, the company owns and operates a portfolio of 200 buildings in the New
York/New Jersey area, representing more than 38 million square feet of retail, hotel, office and industrial properties. The Chairman and CEO of Hartz Mountain is Mr. Leonard N. Stern. According to Forbes magazine, in 2006, Mr. Stern had a personal net worth of $2.7 billion. UBS Financial Services Inc., a subsidiary
UBS AG (rated AA+/Aa2/AA+ by S&P/Moody's/Fitch), is a broker/dealer that provides wealth management services in the United States.

--------------------------------------------------------------------------------
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refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-44

      THE PROPERTY. The Sheraton Suites on the Hudson Property is a 10-story,
347-room full service hotel situated in the Lincoln Harbor waterfront development of Weehawken, New Jersey. The property is located at 500 Harbor
Boulevard, with access to I-78, I-495, the ferry terminal, PATH Train, and the
Lincoln Tunnel, all of which provide access into New York City. Positioned directly to the west of the Hudson River, the Sheraton Suites on the Hudson
Property enjoys views of the river and the New York City skyline. The property was originally purchased vacant in 1988, and then developed into a 240-room hotel in 1991. An adjacent parcel of land was purchased in 1999, at which time the hotel underwent a $13.8 million expansion adding a second 10-story tower and
107 guestrooms. The food and beverage outlet at the property is the 292-seat
Harbor Bar & Brasserie, offering breakfast, lunch and dinner. The Sheraton
Suites on the Hudson Property also includes approximately 6,715 square feet of meeting space throughout seven meeting rooms. Amenities offered at the hotel include a fitness facility, heated indoor pool, gift shop, florist, and a car rental service. Typical room amenities include either two queen beds or one king size bed, small kitchenettes, tile/marble bathrooms, and cable TV.

----------------------------------------------------------------------------------------------------------
                           SUBJECT AND MARKET HISTORICAL OCCUPANCY, ADR, REVPAR
----------------------------------------------------------------------------------------------------------
                                                    SHERATON SUITES ON
                    COMPETITIVE SET (1)               THE HUDSON (2)               PENETRATION FACTOR

    YEAR       OCCUPANCY     ADR      REVPAR   OCCUPANCY     ADR      REVPAR   OCCUPANCY    ADR     REVPAR
----------------------------------------------------------------------------------------------------------

    2003         69.8%     $129.26   $ 90.20     78.4%     $135.31   $106.14    112.3%     104.7%   117.7%
----------------------------------------------------------------------------------------------------------
    2004         82.1%     $133.62   $109.66     79.2%     $139.31   $110.34     96.5%     104.3%   100.6%
----------------------------------------------------------------------------------------------------------
    2005         83.4%     $156.01   $130.19     82.5%     $151.08   $124.65     98.9%      96.8%    95.7%
----------------------------------------------------------------------------------------------------------
T-12 10/2006     76.0%     $169.20   $128.59     77.6%     $165.39   $128.42    102.1%      97.7%    99.9%
----------------------------------------------------------------------------------------------------------

(1)   Data provided by Smith Travel Research.

(2)   Based on operating statements provided by the Sheraton Suites on the
      Hudson Borrower.

      ESCROWS AND RESERVES. The Sheraton Suites on the Hudson Borrower is
required to escrow 1/12 of annual real estate taxes and insurance premiums monthly. The Sheraton Suites on the Hudson Borrower is also required to escrow
1/12 of four percent (4%) of gross revenues for FF&E on a monthly basis. Current escrows are shown in the table on the previous page.

      LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the Sheraton Suites on the Hudson Loan.

      PROPERTY MANAGEMENT. The Sheraton Suites on the Hudson Property is managed by Weehawken Hotel Management, Inc., an affiliate of the Sheraton Suites on the
Hudson Borrower.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

      RELEASE OF PARCELS. Not allowed.

      Certain additional information regarding the Sheraton Suites on the Hudson
Loan and the Sheraton Suites on the Hudson Property is set forth on Appendix II hereto.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-45

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 7 - 360 SPEAR STREET
--------------------------------------------------------------------------------

                  [PHOTOS OF 360 SPEAR STREET HAS BEEN OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-46

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 7 - 360 SPEAR STREET
--------------------------------------------------------------------------------

                   [MAP OF 360 SPEAR STREET HAS BEEN OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-47

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 7 - 360 SPEAR STREET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                         $50,000,000
CUT-OFF DATE BALANCE:                     $50,000,000
LOAN PURPOSE:                             Refinance
SHADOW RATING (MOODY'S/FITCH/DBRS):       NAP
FIRST PAYMENT DATE:                       January 8, 2007
INTEREST RATE:                            6.315%
AMORTIZATION:                             Interest Only through June 8, 2009.
                                          Principal and interest payments of
                                          $331,846.49 beginning July 8, 2009
                                          through the maturity date.
ARD:                                      NAP
HYPERAMORTIZATION:                        NAP
MATURITY DATE:                            November 8, 2013
EXPECTED MATURITY BALANCE:                $46,125,330
SPONSOR:                                  JMA Ventures, LLC
INTEREST CALCULATION:                     Actual/360
CALL PROTECTION:                          Locked out until the earlier of
                                          November 22, 2009 or two years
                                          after the REMIC "start-up" day,
                                          with U.S. Treasury defeasance
                                          thereafter. Prepayable without
                                          penalty from and after November
                                          8, 2013

LOAN PER SF:                              $324.69

UP-FRONT RESERVES:                        Insurance:          $65,988

ONGOING RESERVES:                         Cap Ex:             $6,416 / month
                                          RE Tax:             $31,032 / month
                                          Insurance:          $6,599 / month
                                          TI/LC:              $8,085 / month
                                          Lease termination   Springing
                                          fees:
                                          Ground rent:        $131,170 / month

LOCKBOX:                                  Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                   Single Asset
PROPERTY TYPE:                            Office
PROPERTY SUB-TYPE:                        Urban
LOCATION:                                 San Francisco, CA
YEAR BUILT/RENOVATED:                     1924 / 2000
PERCENT LEASED(1):                        100.0%
SQUARE FOOTAGE:                           153,993
THE COLLATERAL:                           5-story telecommunications
                                          building

OWNERSHIP INTEREST:                       Leasehold

PROPERTY MANAGEMENT:                      JMA Ventures, LLC

3RD MOST RECENT NOI (AS OF):              $5,012,329 (TTM 12/31/2003)
2ND MOST RECENT NOI (AS OF):              $4,653,651 (TTM 12/31/2004)
MOST RECENT NOI (AS OF):                  $5,008,548 (TTM 12/31/2005)
U/W NET OP. INCOME:                       $5,376,840
U/W NET CASH FLOW:                        $5,202,827
U/W OCCUPANCY:                            100.0%
APPRAISED VALUE(2):                       $73,000,000
CUT-OFF DATE LTV:                         68.5%
MATURITY DATE LTV:                        63.2%
DSCR:                                     1.63x
POST IO DSCR:                             1.31x
--------------------------------------------------------------------------------

(1)   Occupancy is based on the rent roll dated January 1, 2006.

(2)   Appraised value represents a fee simple interest in the 360 Spear Street
      Property, valued as of January 2, 2009, for which valuation the appraiser assumed a consolidation of the fee and leasehold interests in the 360
      Spear Street Property as of January 1, 2009. The appraiser also provided a valuation of the leased fee interest only of $53,500,000, valued as of
      April 20, 2006. The 360 Spear Street Borrower has given notice of its exercise of the option to purchase the fee interest. Please refer to the description of the mortgaged property for further information regarding the ground lease and purchase options.

THE 360 SPEAR STREET LOAN

      THE LOAN. The seventh largest loan (the "360 Spear Street Loan") as evidenced by the Promissory Note (the "360 Spear Street Note") is secured by a first priority leasehold Deed of Trust and Security Agreement (the "360 Spear
Street Mortgage") encumbering the 153,993 square foot office building known as
360 Spear Street, located in San Francisco, California (the "360 Spear Street
Property"). The 360 Spear Street Loan was originated on November 22, 2006 by or on behalf of Morgan Stanley Mortgage Capital Inc.

      THE BORROWER. The borrower is 360 Spear LLC, a Delaware limited liability company (the "360 Spear Street Borrower") that owns no material asset other than the 360 Spear Street Property and related interests. The 360 Spear Street
Borrower is a wholly-owned subsidiary of JMA Ventures, LLC, the sponsor of the
360 Spear Street Loan. JMA Ventures, LLC is a full-service real estate development and management firm and is controlled by Arthur Chapman, President and founder, Todd Chapman, Executive Vice President and General Counsel, and
John Nootbaar, Director of Development.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-48

      THE PROPERTY. The 360 Spear Street Property is located in San Francisco,
California, at 360 Spear Street. The 360 Spear Street Property is located in the
South Financial District of San Francisco. The 360 Spear Street Property was
originally constructed in 1924 and renovated in 2000. It consists of a 153,993 square foot, 5-story office building used as a telecommunications and data center, and is considered one of San Francisco's premier telecom buildings due to its advanced electrical, HVAC, security and structural systems. The 360 Spear
Street Property is situated on approximately 0.79 acres and includes 20 parking spaces. Through their subsidiaries, Verizon and AT&T occupy 85% of the leaseable square footage and provide 87% of base rent through 2015 and 2010, respectively.
The 360 Spear Street Borrower leases the 360 Spear Street Property pursuant to a ground lease (the "360 Spear Street Ground Lease"), expiring on October 31,
2025. The 360 Spear Street Ground Lease contains a fee estate purchase option in favor of the 360 Spear Street Borrower. The 360 Spear Street Borrower has given notice of its exercise of the option to purchase. The deposit for the purchase price has been placed into escrow. In addition, the 360 Spear Street Borrower has purchased securities, in which the lender has a security interest, the face amount of which, upon maturity (shortly prior to the anticipated closing of the purchase), together with the security deposit, is anticipated to be sufficient to pay the remainder of the purchase price for the acquisition of the fee interest. Upon acquisition of the fee interest, the 360 Spear Street Borrower is required to execute security documentation to spread the lien of the 360 Spear
Street Mortgage to the fee estate.

      The following table represents certain information relating to the lease rollover at the 360 Spear Street Property:

--------------------------------------------------------------------------------------------------------------
                                           LEASE ROLLOVER SCHEDULE
--------------------------------------------------------------------------------------------------------------
                                                                                              CUMULATIVE % OF
                                                                            % OF TOTAL             TOTAL
                 # OF     AVERAGE BASE                                   UNDERWRITTEN BASE   UNDERWRITTEN BASE
                LEASES    RENT PER SF    % OF TOTAL SF   CUMULATIVE %     RENTAL REVENUES     RENTAL REVENUES
    YEAR        ROLLING     ROLLING         ROLLING      OF SF ROLLING        ROLLING             ROLLING
--------------------------------------------------------------------------------------------------------------

   Vacant          0         $ 0.00           0%               0%               0%                   0%
--------------------------------------------------------------------------------------------------------------
    2007           0         $ 0.00           0%               0%               0%                   0%
--------------------------------------------------------------------------------------------------------------
    2008           0         $ 0.00           0%               0%               0%                   0%
--------------------------------------------------------------------------------------------------------------
    2009           1         $29.50          12%              12%               8%                   8%
--------------------------------------------------------------------------------------------------------------
    2010           1         $49.00          11%              23%              13%                  21%
--------------------------------------------------------------------------------------------------------------
    2011           1         $57.50           3%              26%               5%                  26%
--------------------------------------------------------------------------------------------------------------
    2012           0         $ 0.00           0%              26%               0%                  26%
--------------------------------------------------------------------------------------------------------------
    2013           0         $ 0.00           0%              26%               0%                  26%
--------------------------------------------------------------------------------------------------------------
    2014           0         $ 0.00           0%              26%               0%                  26%
--------------------------------------------------------------------------------------------------------------
    2015           3         $41.46          74%             100%              74%                 100%
--------------------------------------------------------------------------------------------------------------
    2016           0         $ 0.00           0%             100%               0%                 100%
--------------------------------------------------------------------------------------------------------------
2017 & Beyond      0         $ 0.00           0%             100%               0%                 100%
--------------------------------------------------------------------------------------------------------------

      The following table presents certain information relating to the major tenants at the 360 Spear Street Property:

------------------------------------------------------------------------------------------------------------------------------
                                                                                       % OF TOTAL    ANNUALIZED
                              CREDIT RATING                            ANNUALIZED      ANNUALIZED   UNDERWRITTEN
                                 (FITCH/        TENANT                UNDERWRITTEN    UNDERWRITTEN    BASE RENT        LEASE
     TENANT NAME             MOODY'S/S&P)(1)     NRSF     % OF NRSF   BASE RENT ($)    BASE RENT    ($ PER NRSF)    EXPIRATION
------------------------------------------------------------------------------------------------------------------------------

Verizon (as MCI)                 A+/A3/A        74,770       49%      $ 2,936,760          46%         $39.28       09/30/2015
------------------------------------------------------------------------------------------------------------------------------
Verizon (as MFS)                 A+/A3/A        38,919       25%      $ 1,776,780          28%         $45.65       07/13/2015
------------------------------------------------------------------------------------------------------------------------------
AT&T (as TGC)                    A/A2/A         16,937       11%      $   829,908          13%         $49.00       12/31/2010
------------------------------------------------------------------------------------------------------------------------------
ServePath                       --/--/--        18,266       12%      $   538,847           9%         $29.50       05/31/2009
------------------------------------------------------------------------------------------------------------------------------
Network Access Center           --/--/--         5,101        3%      $   293,316           5%         $57.50       11/30/2011
------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                         153,993      100%      $ 6,375,612         100%         $41.40
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Other Tenants                      NAP               0        0%      $         0           0%         $ 0.00         Various
------------------------------------------------------------------------------------------------------------------------------
Vacant Space                       NAP               0        0%      $         0           0%         $ 0.00           NAP
------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                         153,993      100%      $ 6,375,612         100%         $41.40
------------------------------------------------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent company whether or not the parent guarantees the lease.

      ESCROWS AND RESERVES. The 360 Spear Street Borrower is required to escrow
1/12 of estimated annual real estate taxes and insurance premiums monthly. The amounts shown are the current monthly collections. The 360 Spear Street Borrower is required to escrow $8,085 per month for tenant improvements and leasing commissions and $6,416 per month for capital expenditures. After the acquisition of the fee estate, escrows for tenant improvements/leasing commissions and capital expenditures are required only during the occurrence and continuance of a Trigger Event, which is defined as (i) an Event of Default under the 360 Spear
Street Loan documents, or (ii) following the 360 Spear Street Borrower's acquisition of the fee interest in the 360 Spear Street Property, a debt service coverage ratio (determined quarterly) of less than 1.20x. The 360 Spear Street
Borrower is also required to deposit with the lender any lease termination fees received from tenants, to be released to the 360 Spear Street Borrower for tenant improvements and leasing commissions with respect

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-49

to the terminated space. The 360 Spear Street Borrower is also required to deposit with the lender monthly ground rent. The amounts shown are the current monthly collections.

      LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the 360 Spear Street Loan.

      PROPERTY MANAGEMENT. The 360 Spear Street Property is managed by JMA
Ventures, LLC, the 360 Spear Street Borrower. The management agreement is subordinate to the 360 Spear Street Loan.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

      RELEASE OF PARCELS. Not allowed.

      Certain additional information regarding the 360 Spear Street Loan and the
360 Spear Street Property is set forth on Appendix II hereto.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-50

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-51

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 8 - 436 NORTH BEDFORD DRIVE
--------------------------------------------------------------------------------

              [PHOTOS OF 436 NORTH BEDFORD DRIVE HAS BEEN OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-52

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 8 - 436 NORTH BEDFORD DRIVE
--------------------------------------------------------------------------------

                [MAP OF 436 NORTH BEDFORD DRIVE HAS BEEN OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-53

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 8 - 436 NORTH BEDFORD DRIVE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                         $46,750,000
CUT-OFF DATE BALANCE:                     $46,750,000
LOAN PURPOSE:                             Refinance
SHADOW RATING (MOODY'S/FITCH/DBRS):       NAP
FIRST PAYMENT DATE:                       December 1, 2006
INTEREST RATE:                            6.210%
AMORTIZATION:                             Interest Only
ARD:                                      November 1, 2016
HYPERAMORTIZATION:                        After the ARD, the loan interest rate
                                          steps up to the greater of (i) 8.710%
                                          or (ii) U.S. Treasury Issue rounded up
                                          to the nearest basis point plus 2.5%.
MATURITY DATE:                            November 1, 2046
EXPECTED ARD BALANCE:                     $46,750,000
SPONSORS:                                 Steven Lebowitz; Daniel
                                          Gottlieb; G&L Realty
                                          Partnership, L.P.
INTEREST CALCULATION:                     Actual/360
CALL PROTECTION:                          Locked out until the earlier
                                          of October 19, 2009 or 2 years
                                          after the REMIC "start-up"
                                          day, with U.S. Treasury
                                          defeasance or the payment of
                                          the greater of yield
                                          maintenance premium and 1%  of
                                          the principal balance
                                          thereafter.  Prepayable
                                          without penalty from and after
                                          November 1, 2015.

LOAN PER SF:                              $611.50

UP-FRONT RESERVES:                        None

ONGOING RESERVES:                         RE Tax:             Springing
                                          Insurance:          Springing

LOCKBOX:                                  Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                   Single Asset
PROPERTY TYPE:                            Office
PROPERTY SUB-TYPE:                        Medical
LOCATION:                                 Beverly Hills, CA
YEAR BUILT/RENOVATED:                     1990 / NAP
PERCENT LEASED(1):                        99.9%
SQUARE FOOTAGE:                           76,451
THE COLLATERAL:                           Multi-tenant medical office building

OWNERSHIP INTEREST:                       Fee

PROPERTY MANAGEMENT:                      G&L Realty Partnership, L.P.

3RD MOST RECENT NOI (AS OF):              $3,414,598 (TTM 12/31/2003)
2ND MOST RECENT NOI (AS OF):              $3,648,715 (TTM 12/31/2004)
MOST RECENT NOI (AS OF):                  $3,593,702 (TTM 12/31/2005)
U/W NET OP. INCOME:                       $4,068,848
U/W NET CASH FLOW:                        $3,931,957
U/W OCCUPANCY:                            95.0%
APPRAISED VALUE:                          $70,300,000
CUT-OFF DATE LTV:                         66.5%
ARD LTV:                                  66.5%
DSCR:                                     1.34x
POST IO DSCR:                             NAP
--------------------------------------------------------------------------------

(1)   Percent leased is based on the rent roll dated October 19, 2006.

THE 436 NORTH BEDFORD DRIVE

      THE LOAN. The eighth largest loan (the "436 North Bedford Drive Loan") as evidenced by a Promissory Note A and a Promissory Note B (the "436 North Bedford
Drive Note") is secured by a first priority fee Deed of Trust and Security
Agreement (the "436 North Bedford Drive Mortgage") encumbering a medical office building that totals 76,451 square feet known as the 436 North Bedford Drive, located in Beverly Hills, California (the "436 North Bedford Drive Property").
The 436 North Bedford Drive Loan was co-originated on October 19, 2006 by or on behalf of Principal Commercial Funding II, LLC and Morgan Stanley Mortgage
Capital Inc.

      THE BORROWER. The borrower is G&L 436 Bedford LLC (the "436 North Bedford
Drive Borrower"). G&L is a self-managed real estate investment trust ("REIT")
that owns, acquires, develops, manages and leases healthcare properties. G&L
Realty Partnership, L.P., one of the sponsors of the 436 North Bedford Drive
Loan, provided a guaranty of the recourse carveouts and has reported liquid assets of $19.2 MM and reported total assets of $110.8 MM. Daniel Gottlieb (53%
ownership interest in 436 North Bedford Drive) and Steven Lebowitz (45%
ownership interest in 426 North Bedford Drive) both have 30 years of real estate experience.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-54

      THE PROPERTY. The 436 North Bedford Drive Property consists of a three-story medical office building, constructed in 1990 and containing a total of 76,451 square feet. The improvements include three levels of subterranean parking, ground floor retail and office space surrounding a central courtyard and elevator lobby. The two upper floors are exclusively medical suites, with the second floor having balconies along the north and south sides of the building and the third floors having balconies facing the street and the central courtyards. The ground floor of the building has retail spaces facing the street, and medical office suites in the central courtyard. There is an entry to the facility at the central portion of the building with a cascading waterfall, sculpture, and stone pavers. The elevator lobby on the ground floor is surrounded by a courtyard. There is a 20'-wide alleyway along the rear of the building, providing private automobile access to the rear entrances of the plastic surgery suites. A total of 302 underground parking spaces are provided
(3.95/1,000 square feet). There are also two interior loading docks in the subject along the alley. The property is located on North Bedford Drive, between
Wilshire Boulevard and Santa Monica Boulevard, in the city of Beverly Hills, within the neighborhood known as "The Golden Triangle."

      The following table presents certain information relating to the lease rollover at the 436 North Bedford Drive Property:

--------------------------------------------------------------------------------------------------------------
                                           LEASE ROLLOVER SCHEDULE
--------------------------------------------------------------------------------------------------------------
                                                                                              CUMULATIVE % OF
                            AVERAGE                                         % OF TOTAL             TOTAL
                 # OF    UNDERWRITTEN                                    UNDERWRITTEN BASE   UNDERWRITTEN BASE
                LEASES   BASE RENT PER   % OF TOTAL SF    CUMULATIVE %    RENTAL REVENUES     RENTAL REVENUES
    YEAR        ROLLING   SF ROLLING         ROLLING      OF SF ROLLING       ROLLING             ROLLING
--------------------------------------------------------------------------------------------------------------

   Vacant          1         $ 0.00           0%               0%                0%                  0%
--------------------------------------------------------------------------------------------------------------
     MTM          27         $38.57           12%             12%                9%                  9%
--------------------------------------------------------------------------------------------------------------
    2007          11         $58.55           29%             41%               34%                 43%
--------------------------------------------------------------------------------------------------------------
    2008           2         $46.07            9%             50%                8%                 51%
--------------------------------------------------------------------------------------------------------------
    2009           2         $49.41            5%             56%                5%                 56%
--------------------------------------------------------------------------------------------------------------
    2010           5         $48.95           11%             67%               11%                 67%
--------------------------------------------------------------------------------------------------------------
    2011           9         $51.07           22%             89%               22%                 89%
--------------------------------------------------------------------------------------------------------------
    2012           0         $ 0.00            0%             89%                0%                 89%
--------------------------------------------------------------------------------------------------------------
    2013           1         $66.63            2%             91%                2%                 91%
--------------------------------------------------------------------------------------------------------------
    2014           3         $46.14            7%             98%                6%                 98%
--------------------------------------------------------------------------------------------------------------
    2015           1         $48.13            2%             99%                1%                 99%
--------------------------------------------------------------------------------------------------------------
    2016           1         $71.41            1%            100%                1%                100%
--------------------------------------------------------------------------------------------------------------
2017 & Beyond      0         $ 0.00            0%            100%                0%                100%
--------------------------------------------------------------------------------------------------------------

      The following table presents certain information relating to the major tenants at 436 North Bedford Drive Property:

------------------------------------------------------------------------------------------------------------------------------

                              CREDIT RATING                                            % OF TOTAL    ANNUALIZED
                                 (FITCH/        TENANT                 ANNUALIZED      ANNUALIZED     BASE RENT        LEASE
     TENANT NAME             MOODY'S/S&P)(1)     NRSF     % OF NRSF   BASE RENT ($)    BASE RENT    ($ PER NRSF)    EXPIRATION
------------------------------------------------------------------------------------------------------------------------------

Norman Leaf, M.D.               --/--/--         7,597      10%       $  528,396          14%          $69.55       Various(2)
------------------------------------------------------------------------------------------------------------------------------
Unilab Corporation              --/--/--         4,476       6%       $  279,300           7%          $62.40       09/30/2011
------------------------------------------------------------------------------------------------------------------------------
Bedford Outpatient Surgery      --/--/--         3,336       4%       $  220,440           6%          $66.08       10/31/2007
------------------------------------------------------------------------------------------------------------------------------
Soram Singh Khalsa, M.D.        --/--/--         4,849       6%       $  217,915           6%          $44.94       01/31/2007
------------------------------------------------------------------------------------------------------------------------------
Bedford Health Assoc.           --/--/--         4,011       5%       $  175,116           4%          $43.66       Various(3)
------------------------------------------------------------------------------------------------------------------------------
Haworth, Randall MD             --/--/--         3,390       4%       $  169,776           4%          $50.08       11/30/2009
------------------------------------------------------------------------------------------------------------------------------
Katzman & Connolly              --/--/--         3,527       5%       $  166,500           4%          $47.21       11/30/2007
------------------------------------------------------------------------------------------------------------------------------
Emily Bloom                     --/--/--         3,289       4%       $  163,299           4%          $49.65           MTM
------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                          34,475      45%       $1,920,742          49%          $55.71
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Other Tenants                      NAP          41,902      55%       $1,973,090          51%          $47.09         Various
------------------------------------------------------------------------------------------------------------------------------
Vacant Space                       NAP              74       0%       $        0           0%          $ 0.00           NAP
------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                          76,451     100%       $3,893,832         100%          $50.98
------------------------------------------------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)   The Norman Leaf, M.D. has various lease expirations. 6,818 square feet expiring February 14, 2007; 455 square feet expiring February 28, 2007;
      324 square feet of storage on a month to month lease.

(3)   Bed ford Health Assoc. has various lease expirations. 3,924 square feet expiring October 31, 2008; 87 square feet of storage on a month to month lease.

      ESCROWS AND RESERVES. Upon the occurrence of an event of default, the 436
North Bedford Drive Borrower is required to deposit monthly 1/12 of the estimated annual taxes and insurance premium costs.

      LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the 436 North Bedford Drive.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-55

      PROPERTY MANAGEMENT. The 436 North Bedford Drive Property is managed by
G&L Realty Partnership, L.P. which is an affiliate of the 436 North Bedford
Drive Borrower. The management agreement is subordinate to 436 North Bedford
Drive Loan. G&L Realty Partnership, L.P. was formed in 1976 and is an owner and manager of medical office properties in Southern California. G&L Realty
Partnership, L.P. owns and manages a total of twelve medical office buildings and one parking facility totaling approximately 688,000 square feet with an overall occupancy of approximately 99.1%.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Future mezzanine financing is permitted subject to various conditions including: (i) the amount will not result in an aggregate LTV greater than 80% and DSCR less than 1.10x; (ii)
lender must approve the mezzanine lender and financing documents and lender shall enter into an intercreditor agreement with mezzanine lender; and (iii) the ability to obtain mezzanine debt is personal to the current 436 North Bedford
Drive Borrower and any successor or assignee of the 436 North Bedford Drive
Borrower under the 436 North Bedford Drive Loan.

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

      RELEASE OF PARCELS. Not allowed.

      Certain additional information regarding the 436 North Bedford Drive Loan and the 436 North Bedford Drive Property is set forth on Appendix II hereto.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-56

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

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refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-57

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 9 - SHOPS AT KILDEER
--------------------------------------------------------------------------------

                  [PHOTOS OF SHOPS AT KILDEER HAS BEEN OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-58

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 9 - SHOPS AT KILDEER
--------------------------------------------------------------------------------

                   [MAP OF SHOPS AT KILDEER HAS BEEN OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-59

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 9 - SHOPS AT KILDEER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                         $33,145,000
CUT-OFF DATE BALANCE:                     $33,145,000
LOAN PURPOSE:                             Acquisition
SHADOW RATING (MOODY'S/FITCH/DBRS):       NAP
FIRST PAYMENT DATE:                       January 1, 2007
INTEREST RATE:                            5.440%
AMORTIZATION:                             Interest Only through December
                                          1, 2011.  Principal and interest
                                          payments of $186,947.81 beginning
                                          January 1, 2012 through the maturity
                                          date.
ARD:                                      NAP
HYPERAMORTIZATION:                        NAP
MATURITY DATE:                            December 1, 2016
EXPECTED MATURITY BALANCE:                $30,818,752
SPONSORS:                                 UBS Wealth Management North American
                                          Property Fund Limited, Kimco Realty
                                          Corporation
INTEREST CALCULATION:                     Actual/360
CALL PROTECTION:                          Locked out until the earlier of
                                          December 1, 2009 or 2 years after the
                                          REMIC "start-up" day, with U.S.
                                          Treasury defeasance or the payment of
                                          the greater of a yield maintenance
                                          premium and 1% of the principal
                                          balance thereafter.  Prepayable
                                          without penalty from and after
                                          September 1, 2016.

LOAN PER SF:                              $197.91

UP-FRONT RESERVES:                        None

ONGOING RESERVES:                         Cap Ex:             Springing
                                          RE Tax:             Springing
                                          Insurance:          Springing
                                          TI/LC:              Springing

LOCKBOX:                                  Springing Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                   Single Asset
PROPERTY TYPE:                            Retail
PROPERTY SUB-TYPE:                        Anchored
LOCATION:                                 Kildeer, IL
YEAR BUILT/RENOVATED:                     2001 / NAP
PERCENT LEASED(1):                        100.0%
SQUARE FOOTAGE:                           167,477
THE COLLATERAL:                           Anchored retail center

OWNERSHIP INTEREST:                       Fee

PROPERTY MANAGEMENT:                      KRC Property Management I, Inc.

3RD MOST RECENT NOI (AS OF):              NAP
2ND MOST RECENT NOI (AS OF):              $2,718,615 (TTM 12/31/2004)
MOST RECENT NOI (AS OF):                  $3,094,454 (TTM 12/31/2005)
U/W NET OP. INCOME:                       $2,998,327
U/W NET CASH FLOW:                        $2,871,920
U/W OCCUPANCY:                            96.4%
APPRAISED VALUE:                          $47,300,000
CUT-OFF DATE LTV:                         70.1%
MATURITY DATE LTV:                        65.2%
DSCR:                                     1.57x
POST IO DSCR:                             1.28x
--------------------------------------------------------------------------------

(1)   Occupancy is based on the underwritten rent roll dated November 3, 2006.

THE SHOPS AT KILDEER LOAN

      THE LOAN. The ninth largest loan (the "Shops at Kildeer Loan") as evidenced by the Promissory Note (the "Shops at Kildeer Note") is secured by a first priority fee Mortgage and Absolute Assignment of Rents and Leases and
Security Agreement (and Fixture Filing) (the "Shops at Kildeer Mortgage")
encumbering the 167,477 square foot anchored retail center known as Shops at
Kildeer, located in Kildeer, Illinois (the "Shops at Kildeer Property"). The
Shops at Kildeer Loan was originated on November 21, 2006 by or on behalf of
Wells Fargo Bank, National Association.

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This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
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                                      T-60

      THE BORROWER. The borrower is Shops at Kildeer, LLC, a Delaware limited liability company (the "Shops at Kildeer Borrower"). The Shops at Kildeer
Borrower owns no material asset other than the Shops at Kildeer Property and related interests. The sponsor of the Shops at Kildeer Loan is UBS Wealth
Management North American Property Fund Limited ("UBS") (81%) and Kimco Realty
Corporation ("Kimco") (19%). UBS is a real estate fund established by a subsidiary of UBS AG to invest in real estate in North America. Kimco is a publicly held full service real estate investment firm that owns approximately
1,118 neighborhood and community shopping centers totaling 143,600,000 net rentable square feet located in 45 states, Canada, Mexico, and Puerto Rico.

      THE PROPERTY. The Shops at Kildeer Property is located in Kildeer,
Illinois, at 20505 Rand Road. Kildeer, Illinois is located approximately 34 miles northwest of the Chicago CBD in an affluent Lake County suburb. The Shops at Kildeer Property was originally constructed in 2001. It consists of a 167,477 square foot, single-story anchored retail center that is demised for 16 tenants.
The Shops at Kildeer Property is situated on approximately 23.4 acres and includes 800 surface parking spaces. The Shops at Kildeer Property is anchored by Bed, Bath & Beyond and Circuit City. Bed, Bath & Beyond occupies 35,000 square feet, its lease expires on January 31, 2012. Circuit City occupies 31,578 square feet and its lease expires on January 31, 2017.

      The following table presents certain information relating to the lease rollover at the Shops at Kildeer Property:

--------------------------------------------------------------------------------------------------------------
                                           LEASE ROLLOVER SCHEDULE
--------------------------------------------------------------------------------------------------------------
                                                                                              CUMULATIVE % OF
                            AVERAGE                                         % OF TOTAL             TOTAL
                 # OF    UNDERWRITTEN                                    UNDERWRITTEN BASE   UNDERWRITTEN BASE
                LEASES   BASE RENT PER   % OF TOTAL SF    CUMULATIVE %    RENTAL REVENUES     RENTAL REVENUES
    YEAR        ROLLING   SF ROLLING         ROLLING      OF SF ROLLING       ROLLING             ROLLING
--------------------------------------------------------------------------------------------------------------

    Vacant         0        $ 0.00             0%               0%               0%                  0%
--------------------------------------------------------------------------------------------------------------
     2007          2        $25.22             4%               4%               5%                  5%
--------------------------------------------------------------------------------------------------------------
     2008          1        $34.14             1%               5%               2%                  7%
--------------------------------------------------------------------------------------------------------------
     2009          0        $ 0.00             0%               5%               0%                  7%
--------------------------------------------------------------------------------------------------------------
     2010          0        $ 0.00             0%               5%               0%                  7%
--------------------------------------------------------------------------------------------------------------
     2011          3        $18.21            22%              27%              20%                 27%
--------------------------------------------------------------------------------------------------------------
     2012          3        $18.18            39%              65%              36%                 63%
--------------------------------------------------------------------------------------------------------------
     2013          1        $29.50             3%              69%               5%                 68%
--------------------------------------------------------------------------------------------------------------
     2014          5        $23.50            13%              81%              15%                 84%
--------------------------------------------------------------------------------------------------------------
     2015          0        $ 0.00             0%              81%               0%                 84%
--------------------------------------------------------------------------------------------------------------
     2016          0        $ 0.00             0%              81%               0%                 84%
--------------------------------------------------------------------------------------------------------------
2017 & Beyond      1        $17.00            19%             100%              16%                100%
--------------------------------------------------------------------------------------------------------------

      The following table presents certain information relating to the major tenants at the Shops at Kildeer Property:

------------------------------------------------------------------------------------------------------------------------------
                                                                                       % OF TOTAL    ANNUALIZED
                              CREDIT RATING                            ANNUALIZED      ANNUALIZED   UNDERWRITTEN
                                 (FITCH/        TENANT                UNDERWRITTEN    UNDERWRITTEN    BASE RENT        LEASE
     TENANT NAME             MOODY'S S&P)(1)     NRSF     % OF NRSF   BASE RENT ($)    BASE RENT    ($ PER NRSF)    EXPIRATION
------------------------------------------------------------------------------------------------------------------------------

Circuit City                    --/--/--        31,578       19%      $  536,826          16%          $17.00       01/31/2017
------------------------------------------------------------------------------------------------------------------------------
Bed Bath & Beyond               --/--/BBB       35,000       21%      $  525,000          16%          $15.00       01/31/2012
------------------------------------------------------------------------------------------------------------------------------
Old Navy                      BBB-/Baa3/BB+     22,991       14%      $  344,865          11%          $15.00       10/31/2011
------------------------------------------------------------------------------------------------------------------------------
World Market                    --/--/--        17,300       10%      $  328,700          10%          $19.00       01/31/2012
------------------------------------------------------------------------------------------------------------------------------
Erehwon                         --/--/--        12,279        7%      $  320,482          10%          $26.10       02/28/2012
------------------------------------------------------------------------------------------------------------------------------
Ulta Salon                      --/--/--        11,940        7%      $  268,680           8%          $22.50       11/30/2011
------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                         131,088       78%      $2,324,523          71%          $17.73
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Other Tenants                      NAP          36,389       22%      $  936,242          29%          $25.73        Various
------------------------------------------------------------------------------------------------------------------------------
Vacant Space                       NAP               0        0%      $        0           0%          $ 0.00          NAP
------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                         167,477      100%      $3,260,765         100%          $19.47
------------------------------------------------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent company whether or not the parent guarantees the lease.

      ESCROWS AND RESERVES. The Shops at Kildeer Borrower is required to escrow for real estate taxes and insurance premiums on a monthly basis, following the occurrence of a Trigger Event, as defined herein. So long as (i) no Event of
Default has occurred and is continuing, (ii) DSCR is greater than 1.10x
(collectively, "Trigger Event"), and with respect to monthly insurance impounds, the Shops at Kildeer Borrower is able to provide evidence that the liability and casualty insurance policy covering the Shops at Kildeer Property is a blanket or umbrella insurance policy, the monthly real estate tax escrow and the insurance escrow impounds shall be waived. The Shops at Kildeer Borrower is also required to escrow monthly for capital expenditures and monthly for tenant improvements and leasing commissions. However, so long as no Trigger Event has occurred and is continuing, the capital expenditures escrow and the tenant improvements and leasing commissions escrow shall be waived. At the Shops at Kildeer Borrower's option, the Shops at Kildeer Borrower may provide either a Letter of Credit or a guaranty from an investment grade entity bank or financial institution in lieu of and in the amount of any required cash deposits.

      LOCKBOX AND CASH MANAGEMENT. A hard lockbox is triggered upon the occurrence and continuance of a default beyond any applicable notice and cure period.

      PROPERTY MANAGEMENT. The Shops at Kildeer Property is managed by KRC
Property Management I, Inc., an affiliate of the Shops at Kildeer Borrower.

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This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-61

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

      RELEASE OF PARCELS. Not allowed.

      Certain additional information regarding the Shops at Kildeer Loan and the
Shops at Kildeer Property is set forth on Appendix II hereto.

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This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-62

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

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This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
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                                      T-63

--------------------------------------------------------------------------------
            MORTGAGE LOAN NO. 10 - THE LONDON NYC HOTEL LAND INTEREST
--------------------------------------------------------------------------------

         [PHOTOS OF THE LONDON NYC HOTEL LAND INTEREST HAS BEEN OMITTED]

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This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-64

--------------------------------------------------------------------------------
            MORTGAGE LOAN NO. 10 - THE LONDON NYC HOTEL LAND INTEREST
--------------------------------------------------------------------------------

          [MAP OF THE LONDON NYC HOTEL LAND INTEREST HAS BEEN OMITTED]

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This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-65

--------------------------------------------------------------------------------
            MORTGAGE LOAN NO. 10 - THE LONDON NYC HOTEL LAND INTEREST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                         $27,000,000
CUT-OFF DATE BALANCE:                     $27,000,000
LOAN PURPOSE:                             Refinance
SHADOW RATING (MOODY'S/FITCH/DBRS):       Aaa/AAA/AAA
FIRST PAYMENT DATE:                       December 1, 2006
INTEREST RATE:                            5.850%
AMORTIZATION:                             Interest Only
ARD:                                      NAP
HYPERAMORTIZATION:                        NAP
MATURITY DATE:                            November 1, 2016
EXPECTED MATURITY BALANCE:                $27,000,000
SPONSOR:                                  Jane Goldman
INTEREST CALCULATION:                     Actual/360
CALL PROTECTION:                          Locked out until December 1, 2008.
                                          Thereafter, prepayable with the
                                          greater of a yield maintenance penalty
                                          and 1% of the principal balance being
                                          prepaid. Prepayable without penalty
                                          from and after August 1, 2016.

LOAN PER SF:                              NAP

UP-FRONT RESERVES:                        None

ONGOING RESERVES:                         RE Tax:             Springing
                                          Insurance:          Springing

LOCKBOX:                                  None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                   Single Asset
PROPERTY TYPE:                            Other
PROPERTY SUB-TYPE:                        Leased Fee
LOCATION:                                 New York, NY
YEAR BUILT/RENOVATED:                     NAP
PERCENT LEASED(1):                        100.0%
SQUARE FOOTAGE:                           334,125 (land area)
THE COLLATERAL:                           0.51 acre parcel of land beneath a
                                          54 story hotel
OWNERSHIP INTEREST:                       Fee

PROPERTY MANAGEMENT:                      Soleo Management

3RD MOST RECENT NOI (AS OF):              NAP
2ND MOST RECENT NOI (AS OF):              NAP
MOST RECENT NOI (AS OF):                  NAP
U/W NET OP. INCOME:                       $3,458,813
U/W NET CASH FLOW:                        $3,458,813
U/W OCCUPANCY:                            100.0%
APPRAISED VALUE:                          $63,200,000
CUT-OFF DATE LTV:                         42.7%
MATURITY DATE LTV:                        42.7%
DSCR:                                     2.16x
POST IO DSCR:                             NAP
--------------------------------------------------------------------------------

(1)   Occupancy is based on the rent lease.

THE LONDON NYC HOTEL LAND INTEREST LOAN

      THE LOAN. The tenth largest loan ("The London NYC Hotel Land Interest
Loan") as evidenced by the Consolidated, Amended and Restated Promissory Note
("The London NYC Hotel Land Interest Note") is secured by a first priority fee
Mortgage and Agreement of Consolidation and Modification of Mortgage, Assignment
of Leases and Rents and Security Agreement ("The London NYC Hotel Land Interest
Mortgage") encumbering the 0.51 acre parcel of land beneath the London NYC
Hotel, located in Manhattan, New York ("The London NYC Hotel Land Interest
Property"). The London NYC Hotel Land Interest Loan was originated on November
1, 2006 by or on behalf of Morgan Stanley Mortgage Capital Inc.

      THE BORROWER. The borrowers are Goldprop L.L.C., a Delaware limited liability company and Goldestate L.L.C., a Delaware limited liability company
(collectively referred to as "The London NYC Hotel Land Interest Borrower"), as
tenants in common, that own no material asset other than The London NYC Hotel
Property and related interests. Goldprop L.L.C. is owned by Goldprop Inc. and the Lillian Goldman Marital Trust Under the Will of Sol Goldman, while
Goldestate L.L.C. is owned by the Estate of Sol Goldman and Goldestate Inc. The
London NYC Hotel Borrower is sponsored by Jane Goldman. The London NYC Hotel
Borrower is managed by the children of Sol Goldman: Jane Goldman, Allan Goldman and Louisa Little, as co-executors of the estate and the trust and officers in
Goldprop Inc. and Goldestate Inc.

      THE PROPERTY. The London NYC Hotel Land Interest Property is located in
New York, New York, at 143-147 West 54th Street. It consists of a 0.51 acre parcel of land that sits beneath the London NYC Hotel building. The improvements on the land, including the hotel itself, are not collateral for the loan. The
London NYC Hotel consists of 505 rooms in a 54 story tower constructed in 1987.
The land is subject to a ground lease, dated October 1, 1984, to Albermarle 54th
St. Associates, which owned and operated the hotel as the Rihga Royal Hotel.
Albermarle 54th Street Associates exercised its option to renew the ground lease term for five renewal periods of 25 years

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refer to important information and qualifications at the end of this material.
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                                      T-66

each, ending September 30, 2136. The tenant's interest in the ground lease was assigned to Rihga International U.S.A., Inc. in 1990. Blackstone Real Estate
Group acquired the ground lease interest in 2005 and now owns and operates the hotel as the London NYC Hotel, under its LXR line of Luxury Resorts and Hotels.

      ESCROWS AND RESERVES. The London NYC Hotel Land Interest Borrower is
required to escrow 1/12 of annual real estate taxes and insurance premiums that lender estimates will be payable for the next year in the event that both (i) an
Event of Default has occurred and is continuing, and (ii) the ground lease has been terminated.

      LOCKBOX AND CASH MANAGEMENT. None.

      PROPERTY MANAGEMENT. The London NYC Hotel Land Interest Property is
managed by Soleo Management, an affiliate of the London NYC Hotel Land Interest
Borrower.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

      RELEASE OF PARCELS. Not allowed.

      Certain additional information regarding The London NYC Hotel Land
Interest Loan and The London NYC Hotel Land Interest Property is set forth on
Appendix II hereto.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-67

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                                      T-68